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As filed with the Securities and Exchange Commission on February 22, 2013

Securities Act File No. 333-185159

Investment Company Act File No. 811-22773

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)
☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒    Pre-Effective Amendment No. 3
☐    Post-Effective Amendment No.

and/or

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒    Amendment No. 3

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
(Exact Name of Registrant as Specified in Charter)

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (800) 282-0429

Kim G. Redding
Brookfield Mortgage Opportunity Income Fund Inc.
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:
Jon Tyras, Esq. Brookfield Investment Management Inc. Brookfield Place, 250 Vesey Street New York, New York 10281-1023	Michael R. Rosella, Esq. Paul Hastings LLP 75 E. 55th Street New York, New York 10022	Leonard B. Mackey, Jr., Esq. Clifford R. Cone, Esq. Clifford Chance US LLP 31 W. 52nd Street New York, New York 10019

Approximate date of proposed public offering:
From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box)

            ☐    When declared effective pursuant to section 8(c).

If appropriate, check the following box:

            ☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

            ☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is               .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Shares, par value $0.001 per share		$20.00	$1,000,000	$136.40

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of calculating the registration fee.

(2)
A registration fee of $136.40 was previously paid in connection with the initial filing on November 27, 2012.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Prospectus dated February 22, 2013

PROSPECTUS

         Shares

Brookfield Mortgage Opportunity Income Fund Inc.

Common Shares
$20.00 per Share

Investment Objective.    Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund") is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which will invest primarily in mortgage-related securities. The Fund's investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Strategy.    The Fund seeks to achieve its investment objective by investing primarily in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). Under normal market conditions, as a principal strategy, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes ("Managed Assets"), will be invested in Mortgage-Related Investments (the "80% Policy"). The Fund normally expects to invest at least 50% of its Managed Assets in Mortgage-Related Investments tied to residential mortgages. Exposure to Mortgage-Related Investments through derivatives may be considered investments in Mortgage-Related Investments for purposes of these policies. The Fund may invest in securities of any credit quality, including securities that are unrated with respect to Mortgage-Related Investments. Debt securities of below investment grade quality (commonly known as "junk bonds") are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

The Fund considers Mortgage Related Investments to consist of, but not be limited to, mortgage backed securities ("MBS") of any kind; interests in loans and/or whole loan pools of mortgages; mortgage real estate investment trusts ("mortgage REITs"); asset backed securities ("ABS") that are backed by interests in real estate or land; and securities and other instruments issued by mortgage servicers.

Leverage.    The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. The Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's Managed Assets. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets. The use of leverage is subject to numerous risks.

Investment Adviser.    Brookfield Investment Management Inc. serves as "Investment Adviser" to the Fund. See "Management of the Fund."

No Prior History.    The Fund's common shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value. The risk of the Fund's shares trading at a discount from net asset value may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

The Fund's common shares are expected to be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "BOI."

Investing in the Fund's common shares involves certain risks. See "Risk Factors and Special Considerations" beginning on page 48 for factors that should be considered before investing in the Fund's common shares.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses	$0.04	$
Proceeds, after expenses, to the Fund(3)	$19.06	$

(notes on following page)

Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about             , 2013.

Wells Fargo Securities	UBS Investment Bank	Barclays	RBC Capital Markets

Oppenheimer & Co.

The GMS Group, LLC	Henley & Company LLC	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Newbridge Securities Corporation	Southwest Securities

Wedbush Securities Inc.	Wunderlich Securities

The date of this prospectus is             , 2013.

(notes from previous page)

(1)
The Fund has granted the underwriters an option to purchase up to             additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $             $             $             and $             , respectively.

(2)
The Investment Adviser (and not the Fund) has agreed to pay, from its own assets, a structuring fee to each of Wells Fargo Securities, LLC, UBS Securities LLC, Barclays Capital Inc. and RBC Capital Markets, LLC. The Investment Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. The Investment Adviser (and not the Fund) has also agreed to pay TS Capital, LLC and TS Distributors, LLC certain fees in connection with the marketing, distribution and shareholder servicing of the Fund. These fees are not reflected under sales load in the table above. See "Underwriting — Additional Compensation to be Paid by the Investment Adviser."

(3)
The Fund will pay offering and organizational expenses of the Fund (other than the sales load) up to an aggregate of $0.04 per share of the Fund's common shares, which may include a reimbursement of the Investment Adviser's expenses incurred in connection with this offering. The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $             . See "Use of Proceeds."

            When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund's net asset value to decline more than if the Fund had not used leverage. A reduction in the Fund's net asset value may cause a reduction in the market price of its common shares. Additionally, the cost of leverage will be borne solely by the common shareholders. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. The Fund's leveraging strategy may not be successful. See "Risk Factors and Special Considerations — Leverage Risk."

            This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information (the "SAI"), dated             , 2013, containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our annual and semi-annual reports, when available, and request a free copy of the SAI, the table of contents of which is on page 94 of this prospectus, by calling the Fund toll-free at 1-800-282-0429, by visiting the Fund's website at www.brookfieldim.com or by writing to the Fund. You may also call this toll-free number to request other information about us and make shareholder inquiries. Additional information about the Fund has been filed with the Commission and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information also is available on the Commission's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, 100 F Street, N.E., Washington, DC 20549-0102. You may also email requests for these documents to publicinfo@sec.gov.

            You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

            The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency.

Prospectus Summary	1
Summary of Fund Expenses	28
Use of Proceeds	30
The Fund	30
Investment Objective and Policies	30
Leverage	45
Risk Factors and Special Considerations	48
Management of The Fund	67
Distributions and Dividends	71
Dividend Reinvestment Plan	72
Description of Shares	74
Certain Provisions of Maryland Law and of The Fund's Charter and ByLaws	77
Closed-End Fund Structure	80
Repurchase of Common Shares	81
Net Asset Value	82
Limitation on Directors' and Officers' Liability	84
Taxation	85
Custodian, Sub-Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent	88
Underwriting	89
Legal Matters	92
Independent Registered Public Accounting Firm	92
Additional Information	93
Privacy Principles of The Fund	93
Table of Contents of SAI	94

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

i

 PROSPECTUS SUMMARY

          This is only a summary of some of the information that is described more fully elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information (the "SAI"), dated                           , 2013.

The Fund	Brookfield Mortgage Opportunity Income Fund Inc. is a newly organized, diversified, closed-end management investment company, organized under the laws of the State of Maryland as a Maryland corporation. Throughout this prospectus, we refer to the Brookfield Mortgage Opportunity Income Fund Inc. as the "Fund" or as "we," "us" or "our." See "The Fund."
The Offering

The Fund is offering             common shares at an initial offering price of $20.00 per share through a group of underwriters (the "Underwriters") led by Wells Fargo Securities, LLC and UBS Securities LLC. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to         additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover orders in excess of         common shares. The Fund will pay offering and organizational expenses of the Fund (other than the sales load) up to an aggregate of $0.04 per share of the Fund's common stock, which may include a reimbursement of the Investment Adviser's (as defined below) expenses incurred in connection with this offering. See "Underwriting."

Investment Objective and Policies

The Fund's investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective of the Fund is not fundamental and may be changed by the Board of Directors (as defined below) without shareholder approval, upon not less than 60 days' prior written notice to shareholders.

An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will earn a return on its assets.

The Fund seeks to achieve its investment objective by investing primarily in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). Under normal market conditions, as a principal strategy, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes ("Managed Assets"), will be invested in Mortgage-Related Investments (the "80% Policy"). The Fund may change the 80% Policy without shareholder approval upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 50% of its Managed Assets in Mortgage-Related Investments tied to residential mortgages. Exposure to Mortgage-Related Investments through derivatives may be considered investments in Mortgage-Related Investments for purposes of these policies. The Fund may invest in securities of any credit quality, including securities that are unrated with respect to Mortgage-Related Investments.

The Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities ("MBS") of any kind; interests in loans and/or whole loan pools of mortgages; mortgage real estate investment trusts ("mortgage REITs"); asset-backed securities ("ABS") that are backed by interests in real estate or land; and securities and other instruments issued by mortgage servicers. The Fund will not invest more than 10% of its Managed Assets in mortgage REITs.

The Fund's investments in MBS may include residential MBS ("RMBS") or commercial MBS ("CMBS"). The investments in MBS may consist of, among other things, pass-through securities, pools or various types of collateralized mortgage obligations ("CMOs"), including mortgage derivatives. The Fund may invest in MBS that is issued by private issuers or MBS that is issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations such as the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), the Government National Mortgage Association ("Ginnie Mae" or "GNMA") and the Federal Home Mortgage Corporation ("Freddie Mac" or "FHLMC").

MBS that is not subject to the credit support of the U.S. Government or any agency or instrumentality or sponsored corporation is referred to herein as "privately-issued MBS" or "non-agency MBS" and may include obligations backed or supported by sub-prime mortgages, which are subject to certain special risks. Under normal market conditions, the Fund will invest at least 25% of its total assets in privately-issued MBS.

The Fund may also invest in other ABS, high yield corporate securities ("junk bonds"), collateralized loan obligations ("CLOs"), bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), other REITs, master limited partnerships ("MLPs"), common, convertible and preferred stock, restricted ("144A") or private securities and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations, as described in this prospectus. Investments in corporate securities may be up to 20% of the Fund's Managed Assets, however, corporate securities rated Caa1 or below and CCC+

or below, at time of purchase, will be limited to no more than 10% of the Fund's Managed Assets (excluding corporate debt securities that are Mortgage-Related Investments). The Fund will not invest more than 10% of its Managed Assets in CLOs. In addition, the Fund will not invest more than 15% of its Managed Assets in mortgage REITs and CLOs, on a combined basis.

Debt securities of below investment grade quality (commonly known as "junk bonds") are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. Securities rated Caa1 or below and CCC+ or below are considered vulnerable to nonpayment. Securities rated below Caa1/CCC+ may include obligations already in default. The Fund may invest in securities of any maturity, and the Fund's average duration will vary from time to time, potentially significantly, depending on the Investment Adviser's assessment of market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security's price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point. "Effective" duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. The Investment Adviser currently expects that the Fund's dollar-weighted average effective duration will initially be between zero and three years on Managed Assets. The duration and effective duration of the Fund's investment portfolio may vary significantly from time to time.

The Fund may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States ("foreign issuers"), except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories.

The Fund may use various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The use of derivatives involves special risks. See "Risk Factors and Special Considerations — Special Risks of

Derivative Transactions." The Fund may use derivatives for a variety of purposes, including:
• as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;
• as a substitute for purchasing or selling securities;
• to increase the Fund's return as a non-hedging strategy that may be considered speculative; and
• to manage the Fund's portfolio characteristics.

The Fund's policy of concentration in privately-issued MBS is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for:

• Investors seeking the potential for long-term income derived from Mortgage-Related Investments.
• Investors seeking access to the investment experience of Brookfield Investment Management Inc. ("Brookfield Investment Management" or the "Investment Adviser").
• Investors seeking investment exposure to the U.S. housing market through Mortgage-Related Investments.
• Investors who have a high tolerance for risk, including the risk of losing most or all of their investment in the Fund.
Leverage

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. As a non-fundamental policy that may be changed by the Fund's board of directors ("Board of Directors"), the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's Managed Assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the common shares will involve greater risk to common shareholders. The Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Fund's Board of Directors determines that it is in the best interest of the Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described above and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund's daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (the "Commission") thereunder. For these purposes, interpretations and guidance provided by the Commission and its staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets. The use of leverage may magnify the impact of changes in net asset value on the holders of common shares. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares. See "Leverage" and "Risk Factors and Special Considerations — Leverage Risk."

The Fund expects to obtain leverage through reverse repurchase agreements and through borrowings during its first year of operations representing approximately 28% of the Fund's Managed Assets.
Distributions and Dividends

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after completion of the offering. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. Distributions may be paid to the Fund's common shareholders if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available for distribution. To permit the Fund to maintain more stable monthly distributions, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's income will fluctuate and the Fund's distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the Fund's fiscal year. See "Distributions and Dividends."

In the event that the total distributions on the Fund's common shares exceed the Fund's current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder's tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder's adjusted tax basis in the common shares, thereby increasing the shareholder's potential taxable gain or reducing the potential loss on the sale of the shares.

Distributions paid by the Fund will be reinvested in additional shares of the Fund, unless a shareholder elects to "opt-out" and receive all distributions in cash. See "Dividend Reinvestment Plan."
Use of Proceeds

The Fund will use the net proceeds from this offering to purchase portfolio securities in accordance with its investment objective and policies. The investment of proceeds is anticipated to be completed within three months from the date of this prospectus. See "Use of Proceeds."

Exchange Listing	The Fund's common shares is expected to be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "BOI." See "Description of Shares."
Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value ("NAV"). The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See "Use of Proceeds."

In addition to NAV, the market price of the Fund's common shares may be affected by such factors as the Fund's dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See "Risk Factors and Special Considerations — Market Discount Risk," "Description of Shares" and "Repurchase of Common Shares."

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.
Investment Adviser

Brookfield Investment Management Inc. serves as the Fund's Investment Adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily Managed Assets payable monthly in arrears. The Investment Adviser provides the Fund with a continuous investment program for the Fund's portfolio. Brookfield Investment Management, a global investment manager, with its affiliates, had approximately $17 billion in assets under management, as of December 31, 2012. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager with over $175 billion in assets under management, as of December 31, 2012, and over 100 years of experience in the property, power, and infrastructure industries. The Investment Adviser has been managing mortgage mandates since 1989 and its pioneer status as an investor in the credit mortgage market contributes to its unique historical perspective. From a sector perspective, the Investment Adviser has expertise investing across the entire continuum of mortgage-related securities. Brookfield Investment Management specializes in managing income-producing securities that generally provide stable cash flow with relatively low volatility. Its investment professionals work closely with its parent company's operating units to identify attractive investment opportunities based on the Investment Adviser's industry and market knowledge. See "Management of the Fund."

The Investment Adviser provides administrative services reasonably necessary for the Fund's operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement (as defined below). As compensation for its administrative services and the related expenses the Investment Adviser bears pursuant to the administration agreement, the Investment Adviser is contractually entitled to an administrative fee (an "administrative fee"), computed daily and payable monthly in arrears, at an annual rate of 0.15% of the Fund's average daily Managed Assets. The Investment Adviser currently utilizes and pays the fees of a third party sub-administrator out of its administrative fee. See "Management of the Fund."

Repurchase of Common Shares

The Fund's Board of Directors has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of 15% or more from NAV (or such other percentage as the Board of Directors may determine from time to time). Although the Board of Directors has authorized such repurchases, the Fund is not required to repurchase its common shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See "Repurchase of Common Shares."

Custodian, Sub-Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian (the "Custodian") of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund's portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's sub-administrator ("USBFS" or the "Sub-Administrator") and is compensated for its services by the Investment Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC, also serves as the Fund's fund accountant, transfer agent and registrar and dividend disbursing agent with respect to the common shares of the Fund.
Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in the Fund's common shares you should carefully read and consider the risks described below, which we described in more detail under "Risk Factors and Special Considerations" beginning on page 48 of this prospectus.

No Operating History.    The Fund is a newly-organized, diversified, closed-end management investment company with no operating history. The Fund's common shares has no history of public trading. See "Risk Factors and Special Consideration — No Operating History."

Privately-Issued Mortgage Backed Securities Risk.
Privately-issued MBS are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately-issued MBS may, and frequently do, have certain negative risk characteristics that would disqualify them under the underwriting standards of government or government-sponsored guarantee programs. Such risk characteristics include, but are not limited to, wider variances in interest rates, terms, loan size, loan purpose, loan-to-value ratio, property type, and documentation or borrower characteristics such as credit score, debt-to-income ratio or payment history.

Mortgage pools underlying privately-issued MBS may include second mortgages, high loan-to-value ratio mortgages or manufactured home loans, or commercial mortgages or other types of mortgages where a government or government-sponsored entity guarantee is not available. The mortgage interest rates and maturities of the underlying mortgage loans securing a privately-issued MBS may vary to a greater extent than those included in a government-guaranteed pool. Certain MBS are collateralized by subprime mortgage loans. Subprime mortgage loans are loans made to borrowers with weaker credit histories, higher debt-to-income ratios and/or lower credit scores. For these reasons, subprime mortgage loans have had higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that are subprime or have additional risk characteristics. A level of risk exists for all loans, although, historically, subprime mortgages have been among the poorest performers. Other types of mortgages, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime at the time of issuance have experienced higher levels of delinquencies and defaults in periods of housing crisis. The recent substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately-issued mortgage-related securities have experienced. It is not certain whether or when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately-issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the limited transparency of such transactions and because of complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately-issued MBS that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of MBS, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-backed security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a MBS. If one or more of those representations or warranties is false, then the holders of the MBS (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. See "Risk Factors and Special Considerations — Privately-Issued Mortgage Backed Securities Risk."

High Yield ("Junk") Securities Risk.    Investors should recognize that below investment grade and unrated securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody's Investors Service, Inc. ("Moody's"), BB by Standard & Poor's Corporation ("S&P"), or BB by Fitch IBCA ("Fitch") have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments. See "Risk Factors and Special Considerations — High Yield ("Junk") Securities Risk."

Industry Risk.    The value of the Fund's common shares may be especially vulnerable to the risks associated with investments in MBS, including privately-issued MBS, as described above. To the extent that the Fund focuses or concentrates its investments in a particular industry, the NAV of the common shares will be more susceptible to events or factors affecting that industry. These may include, but are not limited to, changes in governmental regulation, inflation, rising interest rates, competition from new entrants, and other economic, market, political or other developments specific to that industry. See "Risk Factors and Special Considerations — Industry Risk."

Residential Mortgage Backed Securities ("RMBS") Risk.    The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government. See "Risk Factors and Special Considerations — Residential Mortgage Backed Securities ("RMBS") Risk."

Commercial Mortgage Backed Securities ("CMBS") Risk.    CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes. See "Risk Factors and Special Considerations — Commercial Mortgage Backed Securities ("CMBS") Risk."

Collateralized Loan Obligation Risk.    CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Investment Adviser under liquidity policies approved by the Fund's Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. See "Risk Factors and Special Considerations — Collateralized Loan Obligation Risk."

Real Estate Investment Trust ("REIT") Risk.    An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses. See "Risk Factors and Special Considerations — Real Estate Investment Trust ("REIT") Risk."

Asset Backed Securities ("ABS") Risk.    ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real estate. Subordinated classes of ABS in many cases may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement. See "Risk Factors and Special Considerations — Asset Backed Securities ("ABS") Risk."

Inflation, Interest Rate and Bond Market Risk.

The value of certain fixed income securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund's use of leverage, as described herein, will tend to increase common share interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund's NAV.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common shares and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund's NAV, which in turn is likely to cause a corresponding decline in the market price of the common shares. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Investment Adviser than if the Fund were a stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. See "Risk Factors and Special Considerations — Inflation, Interest Rate and Bond Market Risk."

Credit Risk. Credit risk is the risk that one or more bonds in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer's or pool's capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities. See "Risk Factors and Special Considerations — Credit Risk."
Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund's common shares. In addition, the Fund may also leverage its common shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common shares, including:
• the likelihood of greater volatility of NAV and market price of and distributions in the Fund's common shares;
• fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;
• increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and
• the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).
The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the common shares.

The Fund's leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund's Managed Assets, which may create an incentive for the Investment Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See "Risk Factors and Special Considerations — Leverage Risk."

Market Risk. Investing in the Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See "Risk Factors and Special Considerations — Market Risk."

Common Stock Risk. Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common shares has historically generated higher average returns over time than fixed income securities, common shares has also experienced significantly more volatility in those returns. See "Risk Factors and Special Considerations — Common Stock Risk."

Bank Loan Risk. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. See "Risk Factors and Special Considerations — Bank Loan Risk."

Foreign Securities Risk. The Fund may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States, except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories. Certain securities of foreign issuers are only traded in foreign markets and are not subject to the requirements of the U.S. securities laws, markets and accounting requirements ("Foreign Securities"). Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. See "Risk Factors and Special Considerations — Foreign Securities Risk."
Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments. See "Risk Factors and Special Considerations — Foreign Currency Risk."

Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special Considerations — Special Risks of Derivative Transactions."

Credit Default Swaps Risk. Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange; however, certain credit default swaps may be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. See "Risk Factors and Special Considerations — Credit Default Swaps Risk."

Market Discount Risk. Whether investors will realize gains or losses upon the sale of the Fund's common shares will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's NAV per share. Since the market price of the Fund's common shares will be affected by various factors such as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund's common shares will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund's common shares should not view the Fund as a vehicle for trading purposes. See "Risk Factors and Special Considerations — Market Discount Risk."

Prepayment or Call Risk. For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund's income and distributions to shareholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities. See "Risk Factors and Special Considerations — Prepayment or Call Risk."

Illiquid Investments Risk. The Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the "Securities Act"). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund's obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale. See "Risk Factors and Special Considerations — Illiquid Investments Risk."

Master Limited Partnership ("MLP") Risk. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund's common shares. See "Risk Factors and Special Considerations — Master Limited Parnership ("MLP") Risk."

Risks Associated With Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund. See "Risk Factors and Special Considerations — Risks Associated With Long-Term Objective; Not a Complete Investment Program."

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk Factors and Special Considerations — Management Risk."

Market Disruption and Geopolitical Risk. The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See "Risk Factors and Special Considerations — Market Disruption and Geopolitical Risk."

Risks Associated With Recent Economic Events. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's common shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis. See "Risk Factors and Special Considerations — Risks Associated With Recent Economic Events."

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

The U.S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear as of the date of this prospectus what the ultimate resolution of the conservatorship arrangement will be and what impact that resolution will have on the financial markets. The Federal Housing Finance Agent ("FHFA"), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae's or Freddie Mac's affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. See "Risk Factors and Special Considerations — Government Intervention in Financial Markets Risk."

Potential Conflicts of Interest Risk. The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, The Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund's Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner. See "Risk Factors and Special Considerations — Potential Conflicts of Interest Risk."

Anti-Takeover Provisions Risk. The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more series of shares, including preferred shares, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund's shareholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Risk Factors and Special Considerations — Anti-Takeover Provisions Risk."

Additional Risks. For additional risks relating to investments in the Fund, including "Small- and Mid-Capitalization Company Risk," "Preferred Securities Risk," "Convertible Securities Risk," "Short Sales Risk," "Investment Companies/Exchange-Traded Funds Risk," "Exchange-Traded Notes Risk," "Mezzanine Loan Risk," "Portfolio Turnover Risk," "Issuer Risk," "Risks Associated with Status as a Regulated Investment Company," "Risks Associated with Recent Commodity Futures Trading Commission Rulemaking," "Investment Restrictions Risk," and "Temporary Defensive Strategies Risk," please see "Risk Factors and Special Considerations" beginning on page 48 of this prospectus.

 SUMMARY OF FUND EXPENSES

          The following tables show estimated Fund expenses, including expenses of expected leverage for the first year, as a percentage of net assets attributable to common shares and is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Fund's common shares. Because the Fund has no operating history, the following tables are based on estimated amounts for the first full year of operations and assume that the Fund has issued 15,000,000 common shares and incurs leverage representing 28% of the Fund's Managed Assets (38.89% of the Fund's net assets attributable to common shares). If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares. The Fund's actual expenses may be greater than the estimated expenses shown in the table.

Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)(1)	4.5%
Offering Expenses (as a percentage of offering price)(2)	0.20%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Shares
Annual Expenses(4)(5)
Management Fees(6)	1.39%
Interest Payments on Borrowed Funds(7)	0.68%
Other Expenses(8)	0.45%

Total Annual Expenses	2.52%

(1)
The Fund will pay offering and organizational expenses of the Fund (other than the sales load) up to an aggregate of $0.04 per share of the Fund's common shares (which may include a reimbursement of the Investment Adviser's expenses incurred in connection with this offering). The initial offering of the Fund is estimated to be 15,000,000 common shares ($300 million). The total offering costs to be incurred are estimated to be $1,161,920, or approximately $0.07 per share of the Fund's common shares. The aggregate organizational and offering costs to be incurred by the Fund are estimated to be $1,239,120, or $0.08 per share of the Fund's common shares. Brookfield Investment Management Inc. has agreed to pay such offering and organizational costs of the Fund to the extent those expenses exceed $0.04 per share of the Fund's common shares, or $600,000 in the aggregate. The aggregate organizational and offering costs to be incurred by the Investment Adviser are estimated to be $639,120, or approximately $0.04 per share of the Fund's common shares.

(2)
For a description of the sales load, structuring fees and other compensation paid to the Underwriters and to TSC Capital, LLC ("TSC") and TSC Distributors, LLC ("TSC Distributors") by Brookfield Investment Management Inc., see "Underwriting."

(3)
The expenses of administering the Fund's Dividend Reinvestment Plan are included in Other Expenses. You will pay brokerage charges if you direct U.S. Bancorp Fund Services, LLC, as agent for the Fund's shareholders (the "Plan Administrator"), to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4)
Assumes leverage of approximately $111 million determined using the assumptions set forth in footnote (7) below.

(5)
The table presented below in this footnote sets forth the estimate of what the Fund's expected annual expenses would be stated as percentages of the Fund's net assets attributable to common shares, assuming that the Fund issues the same number of common shares as estimated in the table above but that no leverage is incurred. In accordance with these assumptions, the Fund's expected expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage Incurred)
Annual Expenses
Management Fees	1.00%
Other Expenses	0.39%

Total Annual Expenses	1.39%
(6)
Although our management fee is 1.00% (annualized) of our average daily Managed Assets, this table reflects expenses as a percentage of net assets attributable to common shares.

(7)
The Fund may borrow money or issue debt securities and/or preferred shares to provide the Fund with additional funds to invest. The borrowing of money and the issuance of preferred shares and debt securities represent the leveraging of our common shares. The table above assumes the Fund borrows approximately $111 million, which reflects leverage in an amount representing approximately 28% of the Fund's Managed Assets, assumes an annual interest rate of 1.75% on the amount borrowed.

(8)
"Other Expenses" are based on estimated asset levels and expenses to be borne by the Fund for the Fund's first year of operations.

EXAMPLE

          The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first year of operations and assumes that the Fund issues 15,000,000 common shares.

          The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 2.52% of net assets attributable to common shares and (2) a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$71	$122	$175	$319

(1)
The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Shareholder Transaction Expenses and Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

 USE OF PROCEEDS

          The net proceeds of this offering will be approximately $       , or $       if the underwriters exercise the overallotment option in full, after payment of the underwriting discounts and commissions and estimated offering and organizational expenses. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is anticipated to be completed within three months from the date of this prospectus.

THE FUND

          The Fund is a newly-organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation under the laws of the State of Maryland on November 26, 2012. The Fund's principal office is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

          The Fund's investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective of the Fund is not fundamental and may be changed by the Board of Directors without shareholder approval, upon not less than 60 days prior written notice to shareholders.

          An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will earn a return on its assets.

          The Fund seeks to achieve its investment objective by investing primarily in Mortgage-Related Investments. Under normal market conditions, as a principal strategy, at least 80% of the Fund's Managed Assets will be invested in Mortgage-Related Investments (the "80% Policy"). The Fund may change the 80% Policy without shareholder approval upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 50% of its Managed Assets in Mortgage-Related Investments tied to residential mortgages. Exposure to Mortgage-Related Investments through derivatives may be considered investments in Mortgage-Related Investments for purposes of these policies. The Fund may invest in securities of any credit quality, including securities that are unrated with respect to Mortgage-Related Investments.

          The Fund considers Mortgage-Related Investments to consist of, but not be limited to, MBS of any kind; interests in loans and/or whole loan pools of mortgages; mortgage REITs; ABS that are backed by interests in real estate or land; and securities and other instruments issued by mortgage servicers. These securities may be structured as Real Estate Mortgage Investment Conduits ("REMICs"), which could include re-securitizations of REMICs ("RE-REMICs"). The Fund will not invest more than 10% of its Managed Assets in mortgage REITs.

          The Fund's investments in MBS may include RMBS or CMBS. The investments in MBS may consist of, among other things, pass-through securities, pools or various types of CMOs, including mortgage derivatives. The Fund may invest in MBS that is issued by private issuers or MBS that is issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations such as Fannie Mae, Ginnie Mae and Freddie Mac.

          MBS that is not subject to the credit support of the U.S. Government or any agency or instrumentality or sponsored corporation of the U.S. Government is referred to herein as "privately-issued MBS" or "non-agency MBS" and may include obligations backed or supported by sub-prime mortgages, which are subject to certain special risks. Under normal market conditions, the Fund will invest at least 25% of its total assets in privately-issued MBS.

          The Fund may also invest in other ABS, high yield corporate securities, CLOs, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), MLPs, common, convertible and preferred stock, restricted ("144A") or private securities and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations, as described in this prospectus. Investments in corporate securities may be up to 20% of the Fund's Managed Assets, however, corporate securities rated Caa1 or below and CCC+ or below, at time of purchase, will be limited to no more than 10% of the Fund's Managed Assets (excluding corporate debt securities that are Mortgage-Related Investments). The Fund will not invest more than 10% of its Managed Assets in CLOs. In addition, the Fund will not invest more than 15% of its Managed Assets in mortgage REITs and CLOs, on a combined basis.

          Debt securities of below investment grade quality (commonly known as "junk bonds") are regarded as having predominately speculative characteristics with respect to capacity to pay interest and to repay principal. Securities rated Caa1 or below and CCC+ or below are considered vulnerable to nonpayment. Securities rated below Caa1/CCC+ may include obligations already in default.

          The Fund may invest in securities of any maturity, and the Fund's average duration will vary from time to time, potentially significantly, depending on the Investment Adviser's assessment of market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security's price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point. "Effective duration" is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. The Investment Adviser currently expects that the Fund's dollar-weighted average effective duration will initially be between zero and three years on Managed Assets. The duration and effective duration of the Fund's investment portfolio may vary significantly from time to time.

          The Fund may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States ("foreign issuers"), except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories.

          The Fund may use various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is an instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

  •
  as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

  •
  as a substitute for purchasing or selling securities;

  •
  to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

  •
  to manage the Fund's portfolio characteristics.

          The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. As a non-fundamental policy that may be changed by the Board of Directors, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's Managed Assets. The use of borrowing techniques or preferred shares or debt to leverage the common shares may involve greater risk to common shareholders. The use of leverage may magnify the impact of changes in NAV on the holders of common shares. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets.

Investment Methodology of the Fund

          The Investment Adviser utilizes a bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Investment Adviser's investment philosophy is predicated on acquiring assets in markets where it has a competitive advantage in understanding cash flows. The Investment Adviser utilizes proprietary research and analysis to generate excess returns. An in-depth understanding of the potential range around fundamental factors combined with a detailed assessment of security-specific cash flows is intended to allow the Investment Adviser to construct the Fund's portfolio with attractive cash flowing securities.

          The investment team will conduct a detailed review of market sectors, and among investments within those sectors. The Investment Adviser evaluates developments in each sector; current offerings; recent transactions and market clearing levels; security types and yield spread levels to formulate a relative value outlook. The Investment Adviser then further analyzes the risks of the various sectors — specifically, the outlook for delinquencies, housing affordability, consumer debt, collateral value appreciation, and loss severities. These factors build a larger picture for the appropriate asset allocation for the Fund. In addition, the Fund benefits from synergies and the intellectual capital of the Investment Adviser's core businesses in commercial and residential real estate and special financing situations. The Investment Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation.

          After purchase, existing holdings are re-assessed as part of the Investment Adviser's on-going surveillance process to ensure holdings continue to meet the Fund's investment objectives. Securities may be sold at any time. Sales of securities may occur when the Investment Adviser seeks to take advantage of a better investment opportunity, the security no longer represents an attractive investment opportunity, if the Investment Adviser perceives a deterioration in the credit fundamentals of the issuer, or because the Investment Adviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the Fund's investment portfolio.

Certain Investment Practices

          Residential Mortgage Backed Securities.    RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:

  •
  those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac;

  •
  those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and

  •
  those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

          The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

          Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

          Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Fund are likely to be lower and the effective maturities of RMBS may extend.

          Commercial Mortgage Backed Securities.    CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores.

          Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

          Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

          CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

          Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

          Asset Backed Securities ("ABS").    ABS are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

          ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

          Subordinated classes of ABS may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also may have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

          U.S. Government Securities.    U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

          Collateralized Mortgage Obligations.    CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities (See "Stripped Mortgage Securities" below).

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other MBS. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on MBS with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

          Stripped Mortgage Securities.    Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by federal agencies will be treated by the Fund as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid. Stripped mortgage securities issued by federal agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund's Board of Directors.

          Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

          Stripped mortgage securities may be purchased for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

          Mezzanine Loans.    Mezzanine loans may include loans secured by one or more direct or indirect ownership interests in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more commercial properties. It is expected that the commercial properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.

          Mezzanine loans are not secured by interests in the underlying commercial properties. The ownership interests securing the mezzanine loans may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying commercial property. As a result, the effective realization on the collateral securing a mezzanine loan in the event of default may be limited.

          Collateralized Loan Obligations.    CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

          Real Estate Investment Trusts.    REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or real estate-related assets. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and, to the extent the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs' operations.

          There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

          Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

          Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          High Yield Corporate Securities.    High yield corporate securities generally are U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stock, which have higher yields and lower ratings than fixed income instruments that are rated investment grade or are comparable to investment grade securities. High yield corporate securities are generally rated BB+/Ba1 or lower by any of the NRSROs.

          Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated bonds. In addition, such lower rated securities and unrated securities of comparable quality generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issuer, the perceived ability and integrity of the issuer's management and regulatory matters.

          In addition, the market value of securities in lower rated categories is more volatile than that of higher rated securities, and the markets in which such lower rated or unrated securities of comparable quality are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

          Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

          In addition to using rating agencies and other sources, the Investment Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

          Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that ratings agencies might not change their ratings of a particular issuer to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

          The market for lower rated and unrated securities of comparable quality has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

          Foreign Securities and Depositary Receipts.    The Fund may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States, except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

          Master Limited Partnerships.    The Fund may invest in energy-infrastructure companies organized as MLPs and their affiliates. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

          Registered Investment Companies/Exchange-Traded Funds.    The Fund may invest in registered investment companies, including exchange-traded funds ("ETFs"), in accordance with the 1940 Act and consistent with the Fund's investment objective. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

          Generally, investments in registered investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

          Exchange-Traded Notes.    The Fund may invest in exchange-traded notes ("ETNs"). ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

          Convertible Securities.    Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common shares (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common shares. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common shares, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

          A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common shares in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common shares, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common shares. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See " — High Yield Corporate Securities" above.

          Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common shares underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

          The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common shares. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common shares that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common shares, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

          If, because of a low price of the common shares, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common shares while holding an income-producing security.

          Fixed Income Securities.    The Fund may invest in fixed income securities such as bonds, debentures, notes, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common shares and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

          The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

          The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

          Derivatives.    The Fund may use various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

  •
  as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

  •
  as a substitute for purchasing or selling securities;

  •
  to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

  •
  to manage the Fund's portfolio characteristics.

For a further description of such derivative instruments, see "The Fund — Additional Investment Policies" in the SAI.

          Mortgage Related Derivative Instruments.    The Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS), the ABX Index (a tradeable index referencing a basket of sub-prime MBS) or PrimeX Index (a tradeable index referencing a basket of prime MBS). The Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

          Credit Default Swaps.    The Fund may enter into credit default swap contracts for both investment and risk management purposes, as well as to add leverage to the Fund's portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt obligation absent a default on the referenced debt obligation, a credit downgrade or other indication of financial deterioration with respect to the Fund or the issuer of the reference obligation may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin, possibly requiring it to sell other assets at disadvantageous times or prices.

          Total Return Swaps.    The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Fund's risk of loss generally consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Fund may use total return swaps for leverage, hedging or investment purposes.

          Short Sales.    The Fund may from time to time make short sales of securities, including short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

          Except for short sales against the box, the Fund will not sell short more than 10% of the Fund's Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer's voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

          The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common shares sold short.

          When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

          To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or "earmarked" assets on the records of the Investment Adviser or with the Fund's Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

          Illiquid Investments.    The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Directors (each member of the Board of Directors individually a "Director"), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

          It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

          When Issued, Delayed Delivery Securities and Forward Commitments.    The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

          Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

          Repurchase Agreements.    Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

          Bank Loans, Assignments, and Participations.    Loans (including "Senior Loans" (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

          Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations ("Senior Loans"). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

          Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, "LIBOR") plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

          Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Adviser will determine the liquidity of the Fund's investments by reference to market conditions and contractual provisions.

          Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO.

          A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

          A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

          Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

          In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Commission interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as "issuers." Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

          Temporary Defensive Investments.    Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in securities of Mortgage-Related Investments, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases restricted under applicable law. See "Investment Restrictions" in the SAI. The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

          Further information on the investment objective and policies of the Fund are set forth in the SAI.

          Portfolio Turnover.    The Fund will buy and sell securities to accomplish its investment objective. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may cause the Fund to generate short-term, rather than long-term capital gains.

 LEVERAGE

          The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. As a non-fundamental policy that may be changed by the Board of Directors upon 60 days' written notice to the Funds's shareholders, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's Managed Assets. However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or debt securities or borrow unless the Investment Adviser expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund's holdings.

          In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets.

          The Fund expects to obtain leverage through reverse repurchase agreements and through borrowings during its first year of operations representing approximately 28% of the Fund's Managed Assets.

          The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Investment Adviser's outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks to common shareholders, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund's liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund's NAV and the market price of, and distributions on, the Fund's common shares, and higher expenses. In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares and debt securities may have voting rights in addition to, and separate from, the voting rights of common shareholders. The holders of preferred shares or debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations.

          Because the Investment Adviser's advisory and administration fees are based upon a percentage of the Fund's Managed Assets, which include assets attributable to any outstanding leverage, these fees are higher when the Fund is leveraged and the Investment Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser, on the one hand, and the common shareholders, on the other hand. The Fund's Board of Directors monitors any such potential conflicts of interest on an ongoing basis. See "Risk Factors and Special Considerations — Leverage Risk."

          The Fund's use of leverage is premised upon the expectation that the Fund's leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the Investment Adviser, subject to the supervision of the Board of Directors, seeks to invest the Fund's Managed Assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the stated interest rate on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom to a greater extent than if the Fund were not leveraged.

          The Investment Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares or debt securities involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

          Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's Managed Assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. In general, the Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

          The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable.

Effects of Leverage

          Assuming that leverage will represent approximately 28% of the Fund's Managed Assets, the rate of return on the Fund's investments would need to exceed 1.75% in order to cover the leverage costs on the borrowings.

          The following table is furnished in response to requirements of the Commission and illustrates the effect of leverage on common share total return, assuming investments portfolio returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risk Factors and Special Considerations." The table further reflects the use of leverage representing 28% of the Fund's Managed Assets and the Fund's currently projected annual leverage expense of 1.75% on the amount borrowed.

Assumed Portfolio Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Shares Return	-13.61%	-7.21%	-0.81%	5.59%	11.99%

          The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its securities investments is entirely offset by losses in the value of those securities.

 RISK FACTORS AND SPECIAL CONSIDERATIONS

          An investment in the Fund's common shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully read and consider the following risk factors, together with the other information contained in this prospectus and the SAI. At any point in time, an investment in the Fund's common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund's results of operations could be materially and adversely affected. If this were to happen, the price of Fund common shares could decline significantly and you could lose all or a part of your investment. There is no assurance that the Fund will achieve its investment objective.

No Operating History

          The Fund is a newly organized, diversified, closed-end management investment company with no operating history. The Fund's common shares has no history of public trading.

Privately-Issued Mortgage Backed Securities Risk

          Privately-issued MBS are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately-issued MBS may, and frequently do, have certain negative risk characteristics that would disqualify them under the underwriting standards of government or government-sponsored guarantee programs. Such risk characteristics include, but are not limited to, wider variances in interest rates, terms, loan size, loan purpose, loan-to-value ratio, property type, and documentation or borrower characteristics, such as credit score, debt-to-income ratio or payment history.

          Mortgage pools underlying privately-issued MBS may include second mortgages, high loan-to-value ratio mortgages or manufactured home loans, or commercial mortgages or other types of mortgages where a government or government-sponsored entity guarantee is not available. The mortgage interest rates and maturities of the underlying mortgage loans securing a privately-issued MBS may vary to a greater extent than those included in a government guaranteed pool. Certain MBS are collateralized by subprime mortgage loans. Subprime mortgage loans are loans made to borrowers with weaker credit histories, higher debt-to-income ratio and/or with lower credit scores. For these reasons, subprime mortgage loans have had higher default rates than those loans that meet government underwriting requirements.

          The risk of non-payment is greater for mortgage-related securities that are backed by loans that are subprime or have additional risk characteristics. A level of risk exists for all loans, although, historically, subprime mortgages have been among the poorest performers. Other types of mortgages, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have at the time of issuance experienced higher levels of delinquencies and defaults in periods of housing crisis. The recent substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately-issued mortgage-related securities have experienced. It is not certain whether or when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

          Privately-issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the limited transparency of such transactions and because of complexities involved in assessing the value of the underlying mortgage loans. The Fund may purchase privately-issued MBS that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of MBS, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the MBS could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a MBS. If one or more of those representations or warranties is false, then the holders of the MBS (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

High Yield ("Junk") Securities Risk

          Investors should recognize that below investment grade and unrated securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's common shares.

          While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          Securities which are rated Ba by Moody's, BB by S&P, or BB by Fitch have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

          In general, the ratings of the NRSROs represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments.

Industry Risk

          The value of the Fund's common shares may be especially vulnerable to the risks associated with investments in MBS, including privately-issued MBS, as described above. To the extent that the Fund focuses or concentrates its investments in a particular industry, the NAV of the common shares will be more susceptible to events or factors affecting that industry. These may include, but are not limited to, changes in governmental regulation, inflation, rising interest rates, competition from new entrants, and other economic, market, political or other developments specific to that industry.

Residential Mortgage Backed Securities ("RMBS") Risk

          The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities ("CMBS") Risk

          CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Collateralized Loan Obligation Risk

          CLOs and other similarly structured securities are types of asset backed securities. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund's Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Real Estate Investment Trust ("REIT") Risk

          An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

          Additionally, on August 31, 2011, the Commission issued a concept release requesting comments on a number of matters relating to the Section 3(c)(5)(C) exclusion from the definition of investment company in the 1940 Act, including the types of assets that qualify for purposes of the exclusion and whether or the extent to which mortgage-related REITs should be regulated as investment companies. There can be no assurance that the laws and regulations governing the 1940 Act status of REITs, including guidance and interpretations from the Division of Investment Management of the Commission regarding the Section 3(c)(5)(C) exclusion, will not change in a manner that adversely affects mortgage REITs' operations or business. As a result of comments received on this release, the Commission or its staff may issue new interpretations of the Section 3(c)(5)(C) exclusion, which may cause mortgage REITs to change the ways they conduct business, including changes that may adversely affect the ability of mortgage REITs to achieve their investment objectives. If the laws regarding the Section 3(c)(5)(C) exclusion change in a manner that adversely affects mortgage REITs, mortgage REITs may be required at times to adopt less efficient methods of financing certain of their mortgage related investments and may be precluded from acquiring certain types of higher yielding securities. The net effect of these changes would be to lower the net interest income of mortgage REITs and modify a mortgage REIT's portfolio of assets.

Asset Backed Securities ("ABS") Risk

          ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real estate. Subordinated classes of ABS in many cases may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

Inflation, Interest Rate and Bond Market Risk

          The value of certain fixed income securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund's use of leverage, as described herein, will tend to increase common share interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund's NAV.

          Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common shares and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund's NAV, which in turn is likely to cause a corresponding decline in the market price of the common shares. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

          Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Investment Adviser than if the Fund were a stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

Credit Risk

          Credit risk is the risk that one or more bonds in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer's or pool's capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.

Leverage Risk

          The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's Managed Assets. However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See "Leverage." Leverage creates risks which may adversely affect the return for the holders of common shares, including:

  •
  the likelihood of greater volatility of NAV and market price of and distributions on the Fund's common shares;

  •
  fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

  •
  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

  •
  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred shares remain fixed.

          In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

          In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets.

          Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

          The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the common shares.

          The Fund's leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund's Managed Assets, which may create an incentive for the Investment Adviser to leverage the Fund.

          Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Market Risk

          Investing in the Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk

          Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common shares has historically generated higher average returns over time than fixed income securities, common shares has also experienced significantly more volatility in those returns.

Bank Loan Risk

          Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund's investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

          Bank loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. An investor investing in such securities will be forced to reinvest this money at lower yields, which can reduce the investor's returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a MBS) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

          Bank loans generally are subject to restrictions on transfer, and the Fund may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans it holds. A loan may not be fully collateralized and can decline significantly in value. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If the Fund acquires a participation in a loan, the Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

          A loan may also be in the form of a bridge loan, which are designed to provide temporary or "bridge" financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower's use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

Foreign Securities Risk

          The Fund may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States, except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories. Foreign Securities are only traded in foreign markets and are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

          There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

          Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

          The Fund also may purchase, as part of the 10% limitation, ADRs, GDRs and EDRs. Generally, ADRs in registered form are U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Foreign Currency Risk

          The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency rate movements. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

          Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund's investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Special Risks of Derivative Transactions

          The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the swaps, options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of swaps, options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

  •
  dependence on the Investment Adviser's ability to predict correctly movements in the direction of the relevant measure;

  •
  imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

  •
  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

  •
  the possible absence of a liquid secondary market for any particular instrument at any time;

  •
  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

  •
  the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

  •
  the creditworthiness of counterparties.

          Forward Currency Exchange Contracts.    There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

          Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

          Liquidity Risk.    Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by "daily price fluctuation limits" established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

          Risks Associated with Position Limits Applicable to Derivatives.    The Fund's investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the "CFTC") and U.S. and foreign futures exchanges. Under the exchange rules and the recently adopted CFTC regulations, all accounts owned or managed by advisers, such as the Investment Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Investment Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Investment Adviser on behalf of the Fund. There can be no assurance that the Investment Adviser will liquidate positions held on behalf of all the Investment Adviser's accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

          Risks related to the Fund's clearing broker and central clearing counterparty.    The Commodity Exchange Act (the 'CEA') requires swaps and futures clearing brokers registered as 'futures commission merchants' to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

          Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Credit Default Swaps Risk

          Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

          Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

          The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange, however certain credit default swaps may be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Market Discount Risk

          Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's NAV per share. Since the market price of the common shares will be affected by such factors as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the common shares will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund's common shares should not view the Fund as a vehicle for trading purposes.

Prepayment or Call Risk

          For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund's income and distributions to common shareholders. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including the Fund's yield to maturity from these securities). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment and risk of call. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Illiquid Investments Risk

          The Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund's obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Master Limited Partnership ("MLP") Risk

          The Fund may invest in energy-infrastructure companies organized as MLPs. Energy infrastructure MLPs are subject to risks specific to the industry they serve; including, without limitation, exploration and production risk, regulatory risk, and supply and demand risk.

          As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

          A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund's common shares.

          To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund will incur a current tax liability on its allocable share of an MLP's income and gains that is not offset by the MLP's tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

          Because of the Fund's investments in equity securities of MLPs, the Fund's earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund's distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

Risks Associated With Long-Term Objective; Not a Complete Investment Program

          The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Management Risk

          The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

          The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Risks Associated With Recent Economic Events

          The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's common shares.

          The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention in Financial Markets Risk

          The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective. The Investment Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

          The U.S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear as of the date of this prospectus what the ultimate resolution of the conservatorship arrangement will be and what impact that resolution will have on the financial markets. The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae's or Freddie Mac's affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Potential Conflicts of Interest Risk

          The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, The Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund's Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner.

Anti-Takeover Provisions Risk

          The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

          The Fund's charter classifies the Fund's Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more series of shares, including preferred shares, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund's shareholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has the authority to issue.

          These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.

Small- and Mid-Capitalization Company Risk

          The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Preferred Securities Risk

          There are special risks associated with investing in preferred securities, including:

          Deferral and Omission.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

          Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common shares or U.S. government securities.

          Limited Voting Rights.    Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

          Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk

          Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Short Sales Risk

          The Fund may use short sales of up to 10% of its total assets for investment and risk management purposes. The Fund may take short positions in securities that the Advisers believe may decline in price or in the aggregate may underperform broad market benchmarks. The Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.

          Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

          Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the securities markets.

          By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

          The Commission recently proposed certain restrictions on short sales. If the Commission's proposals are adopted, they could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Investment Companies/Exchange-Traded Funds Risk

          The Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by the 1940 Act. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's common shares will be in effect subject to duplicative investment expenses.

Exchange-Traded Notes Risk

          ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The decision to sell ETN holdings may be limited by the availability of a secondary market.

Mezzanine Loan Risk

          Mezzanine loans involve certain considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Portfolio Turnover Risk

          The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, are expected to result in portfolio turnover that is higher than that of many investment companies. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund's distributions that is attributable to long-term capital gain.

Issuer Risk

          Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. The amount of a dividend may decline for reasons related to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. In addition there may be limited public information available for the Investment Adviser to evaluate foreign issuers.

Risks Associated With Status as a Regulated Investment Company

          The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking

          The Investment Adviser has claimed an exclusion from definition of the term "commodity pool operator" in accordance with Rule 4.5 promulgated by the CFTC with respect to the Fund, so that the Investment Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Investment Adviser, the Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If the Fund's investments no longer qualify for the exclusion, the Investment Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.

Investment Restrictions Risk

          The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred shares or debt securities or borrow money in the future, it may become subject to rating agency guidelines in order to obtain and maintain a desired rating on its preferred shares, or may be subject to covenants in borrowing agreements that are more limiting than its fundamental investment restrictions.

Temporary Defensive Strategies Risk

          Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in securities of real estate and real estate-related issuers, when the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. When a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See "Investment Restrictions" in the SAI. To the extent that the Fund invests defensively, it may not achieve its investment objective.

 MANAGEMENT OF THE FUND

General

          The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including, but not limited to, agreements with the Investment Adviser, the Fund's custodian, the Fund's administrator, and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser, subject to the supervision of the Board of Directors.

The Investment Adviser

          Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $175 billion of assets under management as of December 31, 2012. Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser, under the supervision of the Board of Directors, is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities. The Investment Adviser also serves as investment adviser to various other closed-end funds. As of December 31, 2012, the Investment Adviser and its affiliates had approximately $17 billion in assets under management. The Investment Adviser's principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. The Investment Adviser has been managing mortgage mandates since 1989 and its pioneer status as an investor in the credit mortgage market contributes to its unique historical perspective. From a sector perspective, the Investment Adviser has expertise investing across the entire continuum of mortgage related securities. Brookfield Investment Management specializes in managing income-producing securities that generally provide stable cash flow with relatively low volatility. Its investment professionals work closely with its parent company's operating units to identify attractive investment opportunities based on the Investment Adviser's industry and market knowledge. As of December 31, 2012, total structured credit assets under management was approximately $5 billion.

          As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily total Managed Assets. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average daily values placed on the Managed Assets of the Fund as determined at the close of business on each day throughout the month.

          A discussion regarding the basis for the approval of the Investment Advisory Agreement by the Board of Directors will be available in the Fund's annual or semi-annual report to shareholders after the Fund commences operations.

The Advisory Agreement

          Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors.

          For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly, equal on an annual basis to 1.00% of the Fund's average daily total Managed Assets. The fee paid by the

Fund may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

          The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

          In accordance with the terms of the Investment Advisory Agreement, the Investment Advisory Agreement remains in effect for an initial term of two years, and continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually: (i) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          See "Management of the Fund" in the SAI for further information about the Fund's investment advisory arrangements.

Portfolio Management

          Michelle Russell-Dowe is Lead Portfolio Manager for the Fund and Head of the Structured Products Investment Team. Ms. Russell-Dowe is responsible for the Investment Adviser's securitized product strategies. She has 18 years of investment experience, including 14 years with the Investment Adviser. Ms. Russell-Dowe personally built her Securitized Products Team, which averages 13 years of industry experience. Since joining the Investment Adviser, Ms. Russell-Dowe has been actively involved in the Non-Agency MBS exposure held in the Helios Total Return Fund Inc. (HTR) and officially took over management of HTR in July 2007. Ms. Russell-Dowe received a BA in economics from Princeton University and an MBA from Columbia University, where she graduated as valedictorian.

          Jeffrey Williams, CFA, is a co-Portfolio Manager for the Fund. As Managing Director, Mr. Williams maintains responsibility for portfolio management and business development related to Brookfield Investment Management Inc.'s securitized product strategies, with a particular focus on CMBS and related assets. Mr. Williams joined Brookfield Investment Management Inc. in November 2012. Prior to joining the firm, Mr. Williams was a partner at Wesley Capital Management LLC, where he was a credit portfolio manager and trader for a $400 million long/short real estate securities hedge fund since 2008. Mr. Williams has 26 years of experience as a commercial real estate portfolio manager, specializing in subordinate CMBS, investment grade CMBS, CLOs, derivatives and REITs. Mr. Williams holds the Chartered Financial Analyst designation and has an MBA from Georgia State University and a BA in Finance from the University of South Florida.

          Anthony A. Breaks, CFA, is a co-Portfolio Manager for the Fund and is a Portfolio Manager on the Securitized Products Investments team of the Investment Advisor. Mr. Breaks joined Brookfield Investment Management Inc. in 2005 and he is presently a team leader in the MBS/ABS group and a member of the team's securities analysis committee. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CLOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

          The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities of the Fund.

Administrator

          Pursuant to an administration agreement (the "Administration Agreement"), the Investment Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board of Directors; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

          For its services under the Administration Agreement, the Investment Adviser receives from the Fund an annual fee equal to 0.15% of its average daily Managed Assets, payable monthly by the fifth day of the next month.

          The Investment Adviser has entered into a distribution agreement with TSC and its affiliated broker-dealer, TSC Distributors, under which TSC and TSC Distributors provide assistance to the Investment Adviser with respect to the Fund's common shares and shareholder services. The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Fund). The services provided by TSC and TSC Distributors to the Investment Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.

Sub-Administrator

          Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), the Sub-Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

          Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives a fee from the Investment Adviser, as administrator to the Fund.

Payment of Expenses

          The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and compensation payable to the Sub-Administrator, pursuant to the Investment Advisory Agreement and Administration Agreement, respectively, as well as the fees of all Directors of the Fund who are officers or employees of the Investment Adviser or its affiliates.

          In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, organizational expenses, expenses for legal and the Fund's independent registered public accounting firm's services, stock exchange listing fees, costs of printing proxies, shareholder reports, charges of the Fund's custodian, charges of the Fund's fund accountant, charges of the transfer agent and dividend disbursing agent, Commission fees, expenses of directors' and shareholders' meetings, fees and expenses of Directors who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund's pro rata portion of the Chief Compliance Officer's compensation (if approved by the Board of Directors), fidelity bond coverage for the Fund's officers and employees, Directors and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

 DISTRIBUTIONS AND DIVIDENDS

          The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after completion of the offering. The Fund intends to pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund's common shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's income will fluctuate and the Fund's distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. See "Distributions and Dividends" in the SAI.

          In the event that the total distributions on the Fund's common shares exceed the Fund's current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder's tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder's adjusted tax basis in the common shares, thereby increasing the shareholder's potential taxable gain or reducing the potential loss on the sale of the shares.

          Shareholders will automatically have all distributions and dividends reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

 DIVIDEND REINVESTMENT PLAN

          The Fund has adopted a Dividend Reinvestment Plan (the "Plan") that provides that, unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, USBFS, in additional common shares. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

          No action is required on the part of a shareholder to have their cash distribution reinvested in the Fund's common shares. Unless you or your brokerage firm decides to opt out of the Plan, the number of common shares you will receive will be determined as follows:

  (1)
  The number of shares to be issued to a shareholder shall be based on share price equal to 95% of the closing price of the Fund's common shares one day prior to the distribution payment date.

  (2)
  The Board of Directors may, in its sole discretion, instruct the Fund to purchase common shares in the open market in connection with the implementation of the Plan as follows: if the Fund's common shares is trading below NAV at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the NAV at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the NAV at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common shares issued by the Fund.

          You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

          The Plan Administrator maintains all common shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund's appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

          There is no brokerage charge for reinvestment of your distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

          Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. See "Taxation."

          If you hold common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

          The Plan Administrator's fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

 DESCRIPTION OF SHARES

          The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund's charter and Bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the charter and Bylaws for a more detailed description of the provisions summarized below.

          The Fund's authorized shares consists of 1,000,000,000 shares, par value $0.001 per share, all of which is initially classified as common shares. There is currently no market for the common shares, and the Fund can offer no assurances that a market for the shares will develop in the future. The common shares is expected to be listed on the NYSE, subject to notice of issuance, under the symbol "BOI." Under Maryland law, the Fund's shareholders generally are not personally liable for the Fund's debts or obligations.

          Under the Fund's charter, the Board of Directors is authorized to classify and reclassify any unissued shares into other classes or series and authorize the issuance of shares without obtaining shareholder approval. As permitted by the Maryland General Corporation Law, the Fund's charter provides that a majority of the entire Board of Directors, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.

Common Shares

          All shares of the Fund's common shares have equal voting rights and equal rights as to earnings, assets and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of the Fund's common shares if, as and when authorized by the Board of Directors and declared by the Fund out of funds legally available therefor. Common shares have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund's liquidation, dissolution or winding up, each common share would be entitled to share ratably in all of the Fund's assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund's preferred shares, if any preferred shares are outstanding at such time. Except as provided with respect to any other class or series, each share of the Fund's common shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Directors and the holders of the Fund's common shares will possess exclusive voting power. Directors are elected by a majority of the votes entitled to be cast in the election of Directors. There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding common shares can elect all of the Fund's Directors, and holders of less than a majority of such shares will be unable to elect any Director.

          Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

          The Fund's NAV per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund generally do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

          Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares is designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Leverage

          The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so during the Fund's first year of operations. As a non-fundamental policy, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's Managed Assets. However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. There can be no assurance that preferred shares representing such percentage, or any percentage, of the assets of the Fund will actually be issued.

          In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets.

          The Fund's charter authorizes the Board of Directors to classify and reclassify any unissued shares into other classes or series of stock, including preferred shares, without the approval of the holders of the Fund's common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. The Fund may elect to issue preferred shares as part of a leverage strategy.

          Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund's common shares or otherwise be in their best interest.

          As provided in the 1940 Act and subject to certain exceptions, the Fund intends to issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates.

          The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

          Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the NAV of the Fund will be diminished.

          An issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

          Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per shares of preferred shares plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

          Voting Rights.    The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Board of Directors at any time when dividends on any shares of preferred shares are unpaid for two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any shares of preferred shares outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

          The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

          Mandatory Redemption Relating to Asset Coverage Requirements.    The Fund will be required to redeem preferred shares within a specified time frame in the event that:

  •
  the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured within a specified time frame following such failure; or

  •
  the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured within a specified time frame.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of fixed rate preferred shares or variable rate preferred shares having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors and included in the articles supplementary.

          The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's charter. The Board of Directors, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

          In the event the Fund issues preferred shares, the Fund intends to apply for ratings for any preferred shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

          A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the Commission or (iii) by Maryland law in certain instances.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE FUND'S CHARTER AND BYLAWS

          The Maryland General Corporation Law and the Fund's charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

          Classified Board of Directors.    The Fund's Board of Directors is divided into three classes of Directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2014, 2015 and 2016, respectively. Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's management and policies.

          Election of Directors.    The Fund's charter and Bylaws provide that Directors will be elected by the affirmative vote of a majority of the votes entitled to be cast in the election of Directors. Pursuant to the Fund's charter and Bylaws, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

          Number of Directors; Vacancies; Removal.    The Fund's charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund's Bylaws. The Fund's Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or, unless the Fund's Bylaws are amended, more than 12.

          The Fund's charter provides that, at such time as the Fund has at least three independent directors and its common shares is registered under the Exchange Act, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Until such time as the Board of Directors has three independent Directors, a majority of the remaining Directors, whether or not sufficient to constitute a quorum, may fill a vacancy which results from any cause other than an increase in the number of directors. A majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. Prior to the effectiveness of the election described above, a Director elected to the Board of Directors to fill a vacancy serves until the next annual meeting of shareholders and until his or her successor is elected and qualifies. The Fund's charter provides that subject to the rights of holders of one or more classes or series of preferred shares to elect or remove one or more Directors, a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

          Action by Shareholders.    Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund's Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

          Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals.    The Fund's Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund's shareholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder who was a shareholder of record both at the time of giving notice by the shareholders and at the time of the meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws. With respect to special meetings of the Fund's shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (1) by or at the direction of the Board of Directors or (2) if the special meeting has been called in accordance with the Fund's Bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund's Bylaws at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws.

          Calling of Special Meetings of Shareholders.    The Fund's Bylaws provide that special meetings of the Fund's shareholders may be called by the Board of Directors and certain of the Fund's officers. The Fund's Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund's secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

          Approval of Extraordinary Corporate Action; Amendment of the Fund's Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter,

merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

          The Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund's charter also provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

  •
  amendments to the provisions of the Fund's charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board of Directors, the vote required to elect or remove a Director, the vote related to extraordinary transactions and the vote to amend those provisions;

  •
  charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund's common shares a redeemable security (within the meaning of the 1940 Act);

  •
  the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund; or

  •
  any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund's assets that the Maryland General Corporation Law requires be approved by the Fund's shareholders.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund's continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction. The "continuing directors" are defined in the Fund's charter as its current Directors and Directors whose nomination for election by the Fund's shareholders or whose election by the Directors to fill a vacancy on the Board of Directors is approved by a majority of the continuing directors then serving on the Board of Directors.

          The Fund's charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund's Bylaws and to make new Bylaws.

 CLOSED-END FUND STRUCTURE

          The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

          Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund's common shares will not trade at a discount.

 REPURCHASE OF COMMON SHARES

          The Fund is a newly organized, diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Directors has authorized such repurchases to be made when the Fund's common shares are trading at a discount from NAV of 15% or more (or such other percentage as the Board of Directors may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate against the other shareholders through their interest in the Fund.

          If the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio and decreases the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and the principal stock exchange on which the common shares are traded.

 NET ASSET VALUE

          The NAV of the Fund's shares will be computed based upon the value of the Fund's portfolio securities and other assets. NAV per common share will be determined as of the close of regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Fund calculates NAV per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

          The Fund's policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors. The Fund values its fixed income securities on the basis of prices provided by pricing services or prices obtained from active and reliable market makers in any such security or broker-dealers. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Directors.

          Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

          Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

          Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

          The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

          In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

          NYSE Closings.    The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

 LIMITATION ON DIRECTORS' AND OFFICERS' LIABILITY

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          The Fund's charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

          The Fund's Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund's charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

          Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. Under Maryland law, however, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

 TAXATION

          The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets (generally, property held for investment). This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

          The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

          The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

            (i)      derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each a "Qualified Publicly Traded Partnership").

            (ii)     diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund's investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund.

          The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

          As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

          Distributions paid to you by the Fund from its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund reports as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

          Special rules apply, however, to ordinary income dividends paid to individuals. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the reduced federal rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income.

          Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

          Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

          The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

          The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

          The Fund may be required to withhold, for federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Such shareholders may be required to certify their status as such. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you timely furnish the required information to the IRS. In addition, the Fund may be required to withhold on distributions to non-U.S. shareholders.

 CUSTODIAN, SUB-ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

          U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund's portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

          U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's Sub-Administrator and is compensated for its services by the Investment Adviser, as administrator to the Fund.

          U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent with respect to the common shares of the Fund.

 UNDERWRITING

          Wells Fargo Securities, LLC and UBS Securities LLC are acting as the representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of common shares set forth opposite the Underwriter's name.

Underwriter	Number of Common Shares
Wells Fargo Securities, LLC
UBS Securities LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
Oppenheimer & Co. Inc.
The GMS Group, LLC
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Newbridge Securities Corporation
Southwest Securities, Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.
Total

          The underwriting agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

          The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $         per Common Share. The sales load the investors in the Fund will pay of $0.90 per Common Share is equal to 4.5% of the initial offering price. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before                 , 2013. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid by the Investment Adviser

          The Investment Adviser (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC, UBS Securities LLC, Barclays Capital Inc. and RBC Capital Markets, LLC from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in the amount of $         , $         , $         and $         , respectively. If the over-allotment option is not exercised, the structuring fees paid to Wells Fargo Securities, LLC, UBS Securities LLC, Barclays Capital Inc. and RBC Capital Markets, LLC will not exceed         %,         %,          % and          %, respectively, of the total public offering price.

          The Investment Adviser (and not the Fund) may also pay certain qualifying underwriters, including those named above, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the common shares sold by that underwriter in this offering.

          The Investment Adviser (and not the Fund) has entered into a distribution agreement with TSC and TSC Distributors and has agreed to pay from its own assets a fee for the marketing, distribution and shareholder servicing of the Fund in an amount up to $         , which will not exceed         % of the total price to the public of common shares sold in this offering. The Investment Adviser (and not the Fund) has also agreed to reimburse certain expenses incurred by TSC and TSC Distributors in connection with the distribution agreement. The reimbursement of expenses by the Investment Adviser to TSC and TSC Distributors will not exceed $         . Additionally, the Investment Adviser (and not the Fund) will pay TSC and TSC Distributors an ongoing distribution fee in an amount up to $         , which will not exceed         % of the total price to the public of common shares sold in this offering. The total fees paid by the Investment Adviser to TSC and TSC Distributors as well as the reimbursement of expenses will not exceed         % of the total price to the public of the common shares sold in this offering.

          The total amount of the Underwriters' additional compensation payments by the Investment Adviser described above will not exceed 4.5% of the total public offering price of the common shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of the common shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters, and other expenses (including reimbursed expenses), will be limited to not more than 9% of the total public offering price of the common shares sold in this offering.

          The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                          additional common shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional common shares approximately proportionate to that Underwriter's initial purchase commitment.

          The Fund and the Investment Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of                          ,                           and                           , on behalf of the Underwriters, with certain exceptions, dispose of or hedge any common shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue common shares pursuant to the Fund's Plan.

          To meet the NYSE distribution requirements for trading, the Underwriters have undertaken to sell common shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 common shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "BOI."

          The following table shows the sales load that investors in the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional common shares.

	No Exercise		Full Exercise
Per Share		$0.90		$0.90
Total	$		$

          The Fund and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

          Certain Underwriters may make a market in common shares after trading in common shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

          In connection with the offering, Wells Fargo Securities, LLC and UBS Securities LLC, on behalf of themselves and the other Underwriters, may purchase and sell the common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the Underwriters' over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option.

          Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of the common shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

          The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

          Any of these activities may have the effect of preventing or retarding a decline in the market price of the common shares. They may also cause the price of the common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

          A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of common shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the Underwriters to securities dealers who resell common shares to online brokerage account holders.

          The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

          Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Fund and the Investment Adviser and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

          Prior to the public offering of the common shares, the Investment Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding common shares. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding common shares, which is expected to occur as of the completion of the offering of the common shares.

          The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

LEGAL MATTERS

          Certain legal matters in connection with the common shares will be passed upon for the Fund by Paul Hastings LLP ("Paul Hastings"), New York, New York, and for the underwriters by Clifford Chance US LLP. Venable LLP, Baltimore, Maryland, will opine on certain matters of Maryland law relating to the legality of the securities to be offered hereby. Paul Hastings and Clifford Chance US LLP may rely on the opinion of Venable LLP for certain matters of Maryland law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte & Touche LLP is the independent registered public accounting firm of the Fund.

 ADDITIONAL INFORMATION

          The Fund is subject to the informational requirements of the 1934 Act, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such acts can be inspected and copied at the Commission's Public Reference Room in Washington, D.C. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

          We expect the common shares to be listed on the NYSE, subject to notice of issuance, under the symbol "BOI." Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

          This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

          The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

 TABLE OF CONTENTS OF SAI

          An SAI dated as of             , has been filed with the Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 or by calling the Fund toll-free at 1-800-282-0429. The table of contents of the SAI is as follows:

The Fund	B-1
Investment Restrictions	B-22
Management of the Fund	B-24
Distributions and Dividends	B-39
Portfolio Transactions	B-39
Portfolio Turnover	B-40
Taxation	B-41
General Information	B-48
Report of Independent Registered Public Accounting Firm	B-51
Financial Statements	B-52
Appendix A — Description of Corporate Debt Ratings	A-1
Appendix B — Proxy Voting Policies	P-1

                       Shares

Brookfield Mortgage Opportunity Income Fund

Common Shares
$20.00 per Share

PROSPECTUS
                            , 2013

Wells Fargo Securities
UBS Investment Bank
Barclays
RBC Capital Markets
Oppenheimer & Co.
The GMS Group, LLC
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Newbridge Securities Corporation
Southwest Securities
Wedbush Securities Inc.
Wunderlich Securities

Until                          , 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

 STATEMENT OF ADDITIONAL INFORMATION

          THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to completion, dated February 22, 2013

          Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund's investment objective will be achieved.

          Brookfield Investment Management Inc. serves as "Investment Adviser" to the Fund. See "Management of the Fund."

          This Statement of Additional Information (the "SAI") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating hereto dated                           , 2013, and as it may be supplemented (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before investing in the Fund's common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund's Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the "Commission") upon payment of the fee prescribed, or inspected at the Commission's office or via its website (http://www.sec.gov) at no charge. Capitalized terms used but not defined in this SAI have the meaning ascribed to them in the Prospectus.

          This Statement of Additional Information is dated                          , 2013.

The Fund	B-1
Investment Restrictions	B-22
Management of the Fund	B-24
Distributions and Dividends	B-39
Portfolio Transactions	B-39
Portfolio Turnover	B-40
Taxation	B-41
General Information	B-48
Report of Independent Registered Public Accounting Firm	B-51
Financial Statements	B-52
Appendix A — Description of Corporate Debt Ratings	A-1
Appendix B — Proxy Voting Policies	P-1

B-i

 THE FUND

          The Fund was incorporated in Maryland on November 26, 2012, and is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's common shares, par value $0.001 per share, are expected to be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "BOI."

Recent Regulatory Events

          Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the Commission, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the U.S. Congress of the "Dodd-Frank Wall Street Reform and Consumer Protection Act," which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the Commission. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events

          Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union ("EMU") member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries' ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund's ability to execute its investment strategies.

Additional Investment Policies

          Options.    The Fund may, from time to time, subject to guidelines of the Board of Directors (the "Board of Directors" or "Board") and the limitations set forth in the Prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

          A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

          A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

          A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is "uncovered" if the underlying security covered by the call is not held by the Fund. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

          If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

          An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

          To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

          Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

          Options on Securities Indices.    The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

          The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

          Options on Foreign Currencies.    Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Prospectus. Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

          As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

          Futures Contracts and Options on Futures.    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

          The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

          A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

          No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

          Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

          In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund's custodian (the "Custodian") to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

          Interest Rate Futures Contracts and Options Thereon.    The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

          Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

          The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the

Fund's portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

          Currency Futures and Options Thereon.    Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

          The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund's profits on its underlying securities transactions.

          Securities Index Futures Contracts and Options Thereon.    Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

          Forward Currency Exchange Contracts.    Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

          The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

          In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

          The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

          Special Risk Considerations Relating to Futures and Options Thereon.    The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

          Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

          Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.    Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers ("Foreign Securities"). The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

          Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

          Exclusion from Definition of Commodity Pool Operator.    Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act ("CEA"), the Investment Adviser has filed a notice of exemption from registration as a "commodity pool operator" with respect to the Fund. The Fund and the Investment Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

          Risks of Currency Transactions.    Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

          Swap Agreements and Options on Swap Agreements.    Swap transactions may include swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. Swap transactions also include currency exchange rate swap agreements and options on swap agreements ("swap options").

          Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

          The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

          Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

          Some types of swap agreements entered into by the Fund calculate the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

          A swap agreement may be considered a form of leverage, and could magnify the Fund's gains or losses. Whether the Fund's use of swap agreements or swap options will be successful will depend on the Investment Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Fund's ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

          Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Investment Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

          The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is also unclear how the regulatory changes will affect counterparty risk.

          Credit Default Swaps.    Credit default swap agreements that the Fund may use may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

          Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

          Securities of Investment Companies.    The Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory fees.

          Exchange-Traded Funds.    ETFs are generally structured as open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund's investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund's investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund invests will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value ("NAV") per share.

          As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

          An investment company's investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

          Warrants and Rights.    The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

          The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

          As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

          Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.

          Loans of Portfolio Securities.    Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities that are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

          The Commission currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

          The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities may be limited by rating agency guidelines.

          A loan generally may be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Investment Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, in rare circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

          Temporary Defensive Investments.    Subject to the Fund's investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

          Debt Securities Rating Information.    The Fund may invest in debt securities of any grade, including in those which are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. Those securities rated "BB" or lower by S&P or "Ba" or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. The Fund, however, may not invest in securities in default. Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent of other nationally recognized statistical rating organizations ("NRSROs"). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. See Appendix A for a description of rating categories.

          Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

          The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or the Fund may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund's NAV.

          Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

          Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

          For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, the Investment Adviser will consider what actions, if any, are appropriate in light of the Fund's investment objective and policies, including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

          Emerging Markets Securities.    The Fund may invest in the securities of issuers domiciled in or economically tied to emerging market countries. A security is considered to be "economically tied" to an emerging market country if the issuer or guarantor of the security is organized under the laws of the country or if the currency of settlement of the security is a currency of the emerging market country. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Investment Adviser will select emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors it believes to be relevant.

          Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund's repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.

          U.S. Government Securities.    U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"),

Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the FDIC. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

          U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

          Subordinated Securities.    The Fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

          Floating Rate Loans.    The Fund may invest in floating rate securities. A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

          The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

          Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

          Direct Investment in Loans.    It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

          Assignments.    An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

          Participation Interests.    Participation interests are interests issued by a lender or other financial institution that represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

          Other Information About Floating Rate Loans.    Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common shares, typically in descending order of seniority with respect to claims on the borrower's assets.

          Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

          In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

          In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

          A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

          In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

          For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

          The Fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

          From time to time, the Investment Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

          Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

          Debt Obligations of Non-U.S. Governments.    The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

          Eurodollar Instruments and Samurai and Yankee Bonds.    The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

          Bank Obligations.    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

          Commercial Paper.    Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

          Certificates of Deposit.    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

          The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

          Variable and Floating Rate Demand and Master Demand Notes.    The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

          The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

          Limited Partnerships.    The Fund may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

          Master Limited Partnerships.    The Fund may invest in equity securities of master limited partnerships ("MLPs") and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then convert to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

          MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies ("LLCs") may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP's business sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

          MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

          Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

          MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

          Zero Coupon and Payment In-Kind Securities.    The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in -kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

 INVESTMENT RESTRICTIONS

          The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

          The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Fund as fundamental policies. Under these fundamental policies, the Fund may not:

            1.       Borrow money, except as permitted by the 1940 Act.

            2.       Issue senior securities to the extent such issuance would violate the 1940 Act.

            3.       Lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

            4.       Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            5.       Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

            6.       Purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

            7.       Invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry; however, the Fund under normal circumstances will invest at least 25% of its total assets in mortgage backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (also referred to as "privately-issued mortgage backed securities").

          The Fund invests, under normal circumstances, at least 80% of its Managed Assets in the types of investments implied by its name. The Fund will provide shareholders at least 60 days' prior written notice before changing this non-fundamental policy.

          Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Directors without shareholder approval.

          With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. The Fund's total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as "leveraging." Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

          With respect to the fundamental policy relating to underwriting set forth in (4) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund's underwriting commitments, when added to the value of the Fund's investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (4) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

          With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

 MANAGEMENT OF THE FUND

Directors and Officers

          The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's Custodian and the Fund's Transfer Agent. The day-to-day operations of the Fund are delegated to the Investment Adviser, subject to the supervision of the Board of Directors.

          The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors(3)
INDEPENDENT DIRECTORS(4):
Rodman L. Drake Director, Chairman of the Board of Directors, Member of the Nominating and Compensation Committee, Member of the Audit Committee Age: 70	Since 2013*	12

Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009–2010); General Partner of Resource Capital Fund II and III CIP LP (1998–2006); Co-founder, Baringo Capital LLC (2002–Present).

Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989–Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005–2010); Chairman of Board of Crystal River Capital, Inc. (2005–2010); Director of Celgene Corporation (2006–Present); Director of Student Loan Corporation (2005–2010); Director of Apex Silver Mines Limited (2007–2009); Director of Jackson Hewitt Tax Services Inc. (2004–2011); Director of Animal Medical Center (2002–Present); Director and/or Lead Director of Parsons Brinckerhoff,  Inc. (1995–2008); Director of Columbia Atlantic Funds (2007–2009); Chairman of Columbia Atlantic Funds (2009–Present).

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors(3)
Louis P. Salvatore Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Age: 66	Since 2013***	12	Employee of Arthur Andersen LLP (2002–Present).

Director of SP Fiber Technologies, Inc. (September 2012–Present); Director of Chambers Street Properties (July 2012–Present); Director/Trustee of several investment companies advised by the Advisor (2005–Present); Director of Turner Corp. (2003–Present); Director of Jackson Hewitt Tax Services, Inc. (2004–2011).

Edward A. Kuczmarski Director, Chairman of the Nominating and Compensation Committee, Member of the Audit Committee Age: 63	Since 2013**	6	Certified Public Accountant and Partner of Crowe Horwarth LLP (2009–Present)

Director/Trustee of several investment companies advised by the Advisor (2011–Present); Trustee of the Empire Builder Tax Free Bond Fund (1984–Present); Director of ISI Funds (2007–Present); Trustee of the Daily Income Fund (2006–Present); Director of the California Daily Tax Free Income Fund, Inc. (1984–Present); Director of the New York Tax Free Income Fund, Inc. (1984–Present).

Stuart A. McFarland Director, Member of the Nominating and Compensation Committee, Member of the Audit Committee Age: 65	Since 2013**	6	Managing Partner of Federal City Capital Advisors (1997–Present).

Director/Trustee of several investment companies advised by the Advisor (2006–Present); Director of United Guaranty Corporation (2011–Present); Lead Independent Director of Brandywine Funds (2003–Present); Director of New Castle Investment Corp. (2000–Present).

(1)
Address: Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, unless otherwise noted.

(2)
The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*
Term continues until the Fund's 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

  **
  Term continues until the Fund's 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

  ***
  Term continues until the Fund's 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

(3)
This column includes only directorships of companies required to report to the Commission under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)
Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent Directors."

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director(3)
INTERESTED DIRECTORS/OFFICERS(4)(5):
Kim G. Redding Age 57	Since 2013	12

Chief Executive Officer and Co-Chief Investment Officer (2012–Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010–2012); Co-Chief Executive Officer and Co-Chief Investment Officer of the Advisor (2009–2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001–2009).

President of several investment companies advised by the Advisor (2010–Present); Director, Brookfield Investment Management (UK) Limited (2011–Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011–Present); Director, Brookfield Investment Funds (UCITS) plc (2011–Present); Director, Brookfield Investment Funds (QIF) plc (2011–Present).

Heather S. Goldman Age 45	Since 2013*	1

Global Head of Marketing and Business Development of the Advisor (2011–Feb. 2013); Managing Partner, Brookfield Financial (2009–2011); Head of Investor Relations of Starwood Capital Group Global (2007–2009).

				Board Chair (2012–Present), Development Chair and Co-Chair (2006–2012) Treasurer (2004–2006) Board Member (2003–2004) of University Settlement House.
Steven M. Pires Age 56	Since 2013		Vice President of the Advisor (2011–Present); Vice President of Brookfield Operations and Management Services LLC (2008–2011); Assistant Vice President of Managers Investment Group LLC (2004–2008).	Treasurer of several investment companies advised by the Advisor (2009–Present).

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director(3)
Jon C. Tyras Age 44	Since 2013

Managing Director and Chief Financial Officer of the Advisor (2010–Present); Director of the Advisor (2006–2010); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011–Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011–Present); General Counsel and Secretary of the Advisor (2006–Present); Vice President and General Counsel (2006–2010) and Secretary (2007–2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006–Present).

Seth Gelman Age 37	Since 2013		CCO of several investment companies advised by the Advisor (2009–Present); Director and CCO of the Advisor (2009–Present); Vice President of Oppenheimer Funds, Inc. (2004–2009).
Lily Wicker Age 34	Since 2013

Assistant Secretary (2009–Present) and Interim CCO (March–May 2009) of several investment companies advised by the Advisor; Vice President (2010–Present); Assistant Vice President (2009–2010) and Associate (2007–2009) of the Advisor; Chief Compliance Officer of Brookfield Investment Management (UK) Limited (May 2011–Present).

(1)
Address: Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, unless otherwise noted.

(2)
The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. Mr. Redding's term continues until the Fund's 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualifies. Ms. Goldman's term continues until the Fund's 2014 Annual Meeting of Shareholders and until her successor is duly elected and qualifies.

(3)
This column includes only directorships of companies required to report to the Commission under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)
Officers/Directors of the Fund are "interested persons" as defined in the 1940 Act.

(5)
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

Additional Information Concerning Our Board of Directors

The Role of the Board

          The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund's Investment Adviser and administrator, the Sub-Administrator, Fund Accountant, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed various senior individuals of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. The Board has appointed a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which are typically held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board also may meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board Leadership Structure

          The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. Currently, 66% of the members of the Board are Independent Directors, which are Directors that are not affiliated with the Investment Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings. Presently, Mr. Drake, an Independent Director, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function.

          The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight.

Board Oversight of Risk Management

          As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Investment Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Investment Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Investment Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Investment Adviser's internal audit group as to these and other matters.

Information about Each Director's Qualification, Experience, Attributes or Skills

          The Board believes that each of the Directors has the qualifications, experience, attributes and skills ("Director Attributes") appropriate to serve as a Director of the Fund in light of the Fund's business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

          In addition to the information provided in the table above, below is certain additional information regarding each particular Director and certain of their Director Attributes. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

          Rodman L. Drake.    Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Board, and is a member of the Audit Committee and Nominating and Compensation Committee.

          Louis P. Salvatore.    Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other investment management companies. Mr. Salvatore previously spent 30 years in public accounting. He holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

          Edward A. Kuczmarski.    Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

          Stuart A. McFarland.    In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies, publicly traded company and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and Nominating and Compensation Committees.

          Heather Goldman.    Ms. Goldman has extensive business experience in the financial services industry with particular expertise in the areas of private equity, investment management and commercial banking. As a former senior executive of the Investment Adviser, Ms. Goldman has intimate knowledge of the Investment Adviser, its operations and personnel.

          Kim G. Redding.    Mr. Redding is the Chief Executive Officer and Co-Chief Investment Officer of the Investment Adviser and is currently President of several other investment companies advised by the Investment Adviser. As the Co-Chief Investment Officer, Mr. Redding has intimate knowledge of the Investment Adviser, its operations, personnel and financial resources. His position of responsibility at the Investment Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Board Committees

          The Fund has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Fund faces: the Audit Committee, the QLCC and the Nominating and Compensation Committee. There is no assurance, however, that the Board's committee structure will prevent or mitigate risks in actual practice. The Fund's committee structure is specifically not intended or designed to prevent or mitigate the Fund's investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

          The Audit Committee is comprised of all of the Independent Directors. It does not include any interested Directors. Mr. Salvatore is the Chairman of the Audit Committee. The Audit Committee meets regularly with respect to the various series of the Fund. The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting.

          The Audit Committee also serves as the QLCC for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Commission on behalf of the issuer (the "issuer attorneys"). An issuer's attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

          The Nominating and Compensation Committee is comprised of all of the Independent Directors. Mr. Kuczmarski is the Chairman of the Nominating and Compensation Committee. The Nominating and

Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors, as is considered necessary from time to time and meets only as necessary.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director

          Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director.

Name of Director	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies*(1)(2)
Interested Director:
Kim G. Redding	A	A
Heather Goldman	A	A
Independent Director:
Rodman L. Drake	A	E
Louis P. Salvatore	A	E
Edward A. Kucamarski	A	A
Stuart A. McFarland	A	E

*
Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

  All shares were valued as of December 31, 2012.

(1)
This information has been furnished by each Director as of December 31, 2012. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)
The term "Family of Investment Companies" includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors, as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies." The Fund Complex is comprised of the Fund, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios Total Return Fund, Inc., Helios High Yield Fund, Brookfield Global Listed Infrastructure Income Fund Inc. and Brookfield Investment Funds.

          As of January 31, 2013, neither the Independent Directors nor members of their immediate family, own securities beneficially or of record in the Investment Adviser or any affiliate thereof. Accordingly, neither the Independent Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser, or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

Remuneration of Directors and Officers

          No remuneration is paid by the Fund to persons who are directors, officers or employees of the Investment Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Set forth below is the anticipated compensation to be received by the Independent Directors from the Fund for the fiscal year ending December 31, 2012. Each Director of the Fund, other than those who are officers or employees of the Investment Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $30,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The Independent Directors also receive reimbursement from the Fund for expenses incurred in connection with attendance at regular meetings. The Fund does not have a pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors.

          The following table shows, for the year ended December 31, 2012, the compensation Directors earned in their capacity as directors for other funds in the Fund Complex.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1)
Interested Directors
Kim G. Redding	$0	$0
Heather Goldman	$0	$0
Independent Directors
Rodman L. Drake	$0	$134,750
Louis P. Salvatore	$0	$140,625
Edward A. Kuczmarski	$0	$40,000
Stuart A. McFarland	$0	$75,500

(1)
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2012 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out-of-pocket Director expenses. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Directors; Limitations on Liability

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          The Fund's charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

          The Fund's Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund's charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

          Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment Advisory and Administrative Arrangements

          Brookfield Investment Management Inc. (the "Investment Adviser") serves as the Fund's investment adviser. The Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $175 billion of assets under management as of December 31, 2012. In addition to the Fund, the Investment Adviser's clients include pensions, foundations and endowments, insurance companies, real estate investment trusts, open-end funds and other closed-end funds. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment. The Investment Adviser provides advisory services to several other registered investment companies. As of December 31, 2012, the Investment Adviser and its affiliates had approximately $17 billion in assets under management. The business address of the Investment Adviser and its officers and directors is Brookfield Place Center, 250 Vesey Street, New York, New York 10281-1023.

          The Investment Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

          The Investment Advisory Agreement was approved by a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act), at an in-person meeting of the Board of Directors held on February 6, 2013. The Investment Advisory Agreement will become effective on the day the Fund commences operations and will continue in effect for two years. After initial two year terms, the Investment Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined pursuant to the 1940 Act) of the Fund or the Investment Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or by the Investment Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for the Fund. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          As compensation for its services and the related expenses the Investment Adviser bears, the Investment Adviser is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily total Managed Assets payable monthly in arrears.

          A discussion regarding the basis of the Board's approval of the Investment Advisory Agreement will be available in the Fund's first report to shareholders.

          Pursuant to an administration agreement (the "Administration Agreement"), the Investment Adviser provides administrative services reasonably necessary for the Fund's operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement. For its services under the Administration Agreement, the Investment Adviser receives from the Fund an annual fee equal to 0.15% of its average daily Managed Assets, payable monthly by the fifth day of the next month.

          The Investment Adviser has entered into a distribution agreement with TS Capital, LLC ("TSC") and its affiliated broker-dealer, TSC Distributors, LLC ("TSC Distributors"), under which TSC and TSC Distributors provide assistance to the Investment Adviser with respect to the Fund's common shares and shareholder services. The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Fund). The services provided by TSC and TSC Distributors to the Investment Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.

Sub-Administrator

          Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

          Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives a fee from the Investment Adviser, as administrator to the Fund. USBFS also acts as fund accountant, transfer agent (the "Transfer Agent") and dividend disbursing agent under separate agreements.

Portfolio Manager Information

          The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund ("Portfolio Managers"). All asset information is as of January 31, 2013.

          The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee based on Performance	Total Assets with Advisory Fee based on Performance
Michelle Russell Dowe	Registered Investment Companies:	3	$900 million	0	$0
	Other Pooled Investment Vehicles:	8	$500 million	0	$0
	Other Accounts:	14	$3 billion	0	$0
Anthony Breaks	Registered Investment Companies:	2	$220 million	0	$0
	Other Pooled Investment Vehicles:	1	$66 million	0	$0
	Other Accounts:	1	$375 million	0	$0
Jeff Williams	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$590 million	0	$0

Potential Conflicts of Interest

          Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

          Allocation of Limited Time and Attention.    As indicated above, each Portfolio Manager manages multiple accounts. As a result, a Portfolio Manager will not be able to devote all of his/her time to management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he/she were to devote all of his attention to the management of only the Fund.

          Allocation of Limited Investment Opportunities.    As indicated above, each Portfolio Manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

          Pursuit of Differing Strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Investment Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Investment Adviser and its affiliates, or other accounts.

          Selection of Broker/Dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

          Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Investment Adviser's management fee or a Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. A Portfolio Manager also may be motivated to favor accounts in which he has investment interests, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

          The Investment Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation

          Each Portfolio Manager is compensated based on the scale and complexity of his/her portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of their firm. Since each Portfolio Manager is responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for each Portfolio Manager varies in line with their seniority and position. The compensation of a Portfolio Manager with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager's performance in meeting them. The Investment Adviser seeks to compensate each Portfolio Manager commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of each Portfolio Manager is comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of their respective firm and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

          The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

  •
  A base salary;

  •
  An annual cash bonus;

  •
  If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser's ultimate parent company, Brookfield Asset Management Inc.; and

  •
  If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

          Each Portfolio Manager also receives certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

Ownership of Securities

          As of the date of this SAI, none of the Portfolio Managers beneficially owned any shares of the Fund, as it had not previously commenced investment operations.

Portfolio Holdings Information

          The Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day such information is posted on the Fund's website. The Fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

            1.       Complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the Commission on Form N-CSR.

            2.       Complete portfolio holdings disclosed in the Fund's first and third fiscal quarter reports that are filed with the Commission on Form N-Q.

Non-Public Portfolio Holdings

          Disclosure of the Fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund's policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund's legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing the Fund's portfolio holdings to any party when such disclosure would provide information more current than the Fund's most recent publicly available portfolio holdings. In addition, neither the Fund, the Investment Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings.

          Service Providers.    A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Investment Adviser, auditors, Custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent directors, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading.

          Rating And Ranking Organizations.    Any Fund officer may provide the Fund's non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

          Other Recipients.    Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund's Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund's Chief Compliance Officer. If the Fund's Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer will report such disclosures to the Fund's Board at the next scheduled board meeting.

          Media.    Non-public portfolio holdings may not be disclosed to members of the media.

          Waivers Of Restrictions.    The Fund's policy may not be waived, or exceptions made, without the consent of the Fund's Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting.

          Conflicts Of Interest.    If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund's shareholders and the interests of the Fund's service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

          Board Review.    As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

DISTRIBUTIONS AND DIVIDENDS

          The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Distributions may be paid to the holders of the Fund's common shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's income will fluctuate and the Fund's distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends.

          In the event that the total distributions on the Fund's common shares exceed the Fund's current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder's tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder's adjusted tax basis in the preferred stock, thereby increasing the shareholder's potential taxable gain or reducing the potential loss on the sale of the shares.

          Under the Fund's Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, unless the shareholder elects to receive cash.

PORTFOLIO TRANSACTIONS

          Pursuant to the Investment Advisory Agreement, the Investment Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. The Fund does not intend to use any affiliated broker-dealers.

          In placing portfolio transactions, the Investment Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as: the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Investment Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Investment Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement to be useful in varying degrees, but of indeterminable value.

          While it is the Fund's general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with

Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

          Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Investment Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Investment Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client's appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

PORTFOLIO TURNOVER

          Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may result in taxable gains being passed to shareholders sooner than would otherwise be the case.

 TAXATION

          The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

          The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund.

Taxation of the Fund

          The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

               (i)  The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each, a "Qualified Publicly Traded Partnership").

              (ii)  The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, or (II) (x) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses and (y) any one or more Qualified Publicly Traded Partnerships.

          Income from the Fund's investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund. The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

          As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

          A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund's shareholders on December of the year the distributions are declared, rather than when the distributions are actually received.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (provided certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

          Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction, if any), (ii) convert lower taxed long-term capital gains and qualified dividend income, if any, into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not meet the tests for classification as Qualifying Income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

          The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

          The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions," "straddles" and "constructive sales") that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and/or (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.

          The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" or a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

          If the Fund purchases shares in certain foreign investment entities called passive foreign investment companies ("PFICs"), the Fund may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax and the additional charges, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under "Taxation of Shareholders."

          If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on its distributed income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

          The Fund may invest in debt obligations purchased at a discount, with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid (with such accrued income increasing the amount the Fund must distribute in order to qualify as a regulated investment company or avoid the 4% excise tax). The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). All or a portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

          Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities or expenses are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction (subject to limitations which may be significant) or as a foreign tax credit (subject to limitations which may be significant) against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that may be available for the deduction or credit.

Taxation of Shareholders

          The Fund will either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If any such gain is retained, the Fund will be subject to U.S. federal income tax at regular corporate rates on such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by the excess of the amount described in clause (i) over the amount described in clause (ii).

          Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in Fund shares. Such distributions (if reported by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the maximum rate of federal taxation on qualified dividend income is 20%. Lower rates apply to shareholders whose ordinary income is taxed under the lower marginal federal tax brackets. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income.

          Distributions of net capital gain reported as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or reinvested in Fund shares, and regardless of how long the shareholder has held the Fund's common shares. Capital gain distributions are not eligible for the dividends received deduction.

          Dividends and capital gains may also be subject to the 3.8% Medicare tax applicable to shareholders whose adjusted gross income exceeds $200,000 for individuals or $250,000 for married couples filing jointly.

          If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her basis in the common shares will be taxable to the shareholder as capital gain (assuming your common shares are held as a capital asset).

          Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

          Upon a sale, exchange or other disposition of common shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the common shares. Such gain or loss will be treated as long-term capital gain or loss if the common shares have been held for more than one year. Any loss realized on a sale or exchange of common shares of the Fund will be disallowed to the extent the common shares disposed of are replaced by substantially identical common shares within a 61-day period beginning 30 days before and ending 30 days after the date that the common shares are disposed of. In such a case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

          Any loss realized by a shareholder on the sale of Fund common shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such common shares. Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

          A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund's common shares.

          In addition, withholding will be required at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common shares held by or through certain non-U.S. financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons or otherwise complies with these rules. Accordingly, the entity through which our common shares is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. Under current IRS guidance, these rules will apply to dividends paid after 2013 and gross proceeds from sales after 2016. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common shares.

          Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Fund.

          Under current laws, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

          The Fund may be required to backup withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to certain non-exempt shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund common shares.

 GENERAL INFORMATION

Book-Entry-Only Issuance

          The Depository Trust Company ("DTC") will act as securities depository for the common shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

          DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

          Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.

          DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

          Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

          DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

          The Fund has delegated the voting of portfolio securities to the Investment Adviser. The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are attached as Appendix B. They are also on file with the Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the Commission's Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Code of Ethics

          The Fund and the Investment Adviser have each adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics is filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The code of conduct is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov), and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

          The Fund has adopted a code of conduct that sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct will be on file with the Securities and Exchange Commission with the Fund's first annual report filed on Form N-CSR, and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The code of conduct will also be available on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov) with the Fund's first annual report filed on Form N-CSR, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Custodian, Transfer Agent, and Dividend Disbursing Agent

          U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

          U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent for the Fund's shares.

Independent Registered Public Accounting Firm

          Deloitte & Touche LLP is the independent registered public accounting firm of the Fund.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of
Brookfield Mortgage Opportunity Income Fund Inc.:

          We have audited the accompanying statement of assets and liabilities of Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund") as of January 30, 2013, and the related statements of operations and changes in net assets for the period November 26, 2012 (date of inception) to January 30, 2013. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookfield Mortgage Opportunity Income Fund Inc. as of January 30, 2013, and the results of its operations and changes in its net assets for the period November 26, 2012 (date of inception) to January 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
February 14, 2013

FINANCIAL STATEMENTS
BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Assets and Liabilities
January 30, 2013

Assets:
Cash	$100,084
Receivable from Adviser	77,200

Total assets	$177,284

Liabilities:
Organizational costs payable	77,200

Total liabilities	77,200

Net assets	$100,084

NET ASSETS CONSIST OF:
Paid-in capital	$100,084
Class A Shares
Net Assets	$100,084
Shares of beneficial interest	5,240
(unlimited number of shares authorized)
Net asset value per share	$19.10

The accompanying notes are an integral part of these financial statements.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Operations
For the Period November 26, 2012 (date of inception) to January 30, 2013

Brookfield Mortgage Opportunity Income Fund Inc.
Investment Income:	$—

Expenses:
Organizational expenses	$77,200

Total expenses	77,200
Less expenses reimbursed by the investment adviser	(77,200)

Net expenses	—

The accompanying notes are an integral part of these financial statements.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Changes in Net Assets
For the Period November 26, 2012 (date of inception) to January 30, 2013

Brookfield Mortgage Opportunity Income Fund Inc.
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$—

Net increase (decrease) in net assets resulting from operations	—

Capital Stock Transactions :
Proceeds from issuance of shares	100,084

Net increase in net assets from capital stock transactions	100,084

Net Assets:
Beginning of period	—
End of period	$100,084

Share Transactions:
Issuance of Shares	5,240

Total	5,240

The accompanying notes are an integral part of these financial statements.

Brookfield Mortgage Opportunity Income Fund Inc.
Notes to Financial Statements
January 30, 2013

1.       The Fund

          Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund") was organized under the laws of the State of Maryland as a Maryland corporation on November 26, 2012. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

          Brookfield Investment Management Inc. ("BIM" or "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

          The Fund's investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation. No assurance can be given that the Fund's investment objective will be achieved.

          As of January 30, 2013, the Fund had not yet commenced investment operations. The only transaction of the Fund has been the initial sale on January 30, 2013 of 5,240 shares of the Fund to the Adviser, which represented the initial capital at $19.10 per share. The Fund charges a sales load of 4.50%.

2.      Significant Accounting Policies

          Use of estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          Valuation of Investments:    The Fund values its fixed income securities on the basis of prices provided by pricing services or prices obtained from active and reliable market makers in any such security or broker-dealers. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor's Valuation Committee, does not represent market value.

          Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the valuation date. If there were no sales reported the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price for that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value.

          Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

          When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of fair market value by the Advisor, those securities will be valued at

Brookfield Mortgage Opportunity Income Fund Inc.
Notes to Financial Statements — (Continued)
January 30, 2013

"fair value" as determined in good faith by the Advisor's Valuation Committee using procedures adopted by, and under the supervision of, the Fund's Board of Directors. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

          Organizational Expenses and Offering Costs:    Offering costs, estimated to be approximately $1,161,920, limited to $0.04 per share, will be incurred in connection with the Fund's stock offerings and will be reflected as a reduction of additional paid-in-capital at the time common shares are sold. Costs incurred that are not directly associated with the completion of the initial public offering will be expensed as incurred.

          As of January 30, 2013, the Advisor has accrued approximately $1.2 million of costs related to this offering. Upon successful completion of the initial public offering, the Fund will reimburse the Advisor for these amounts from the proceeds of the offering up to an aggregate of $0.04 per share.

3.       Concentration of Credit Risk

          Cash at January 30, 2013 is on deposit at U.S. Bank National Association.

4.      Investment Advisory Agreements and Affiliated Transactions

          The Fund entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the investment management of the Fund and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For its services under the Advisory Agreement, the Fund shall pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily total Managed Assets.

          The Fund entered into an administration agreement (the "Administration Agreement") with the Adviser. For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average daily total Managed Assets .

          Certain officers and/or Directors of the Fund are officers and/or directors of the Adviser.

5.       Subsequent Events

          Management has evaluated subsequent events in the preparation of the Fund's financial statement through February 14, 2013, the date the financial statement was issued, and has determined that no events require recognition or disclosure in the financial statement other than those described above.

 APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

Moody's Investors Service, Inc.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Unrated:    Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

            1.       An application for rating was not received or accepted.

            2.       The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

            3.       There is a lack of essential data pertaining to the issue or issuer.

            4.       The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Standard & Poor's Ratings Service

AAA:	An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB:
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C:
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody's commercial paper ratings:

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

 APPENDIX B

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

          The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A.
Proxy Voting Committee

          BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

          The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B.
Administration and Voting of Portfolio Proxies

1.
Fiduciary Duty and Objective

          As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

          In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2.
Proxy Voting Agent

          BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

          In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3.
Material Conflicts of Interest

          BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

  •
  BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

  •
  BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

  •
  BIM and the Company have a lending or other financial-related relationship.

          In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

          BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

  •
  If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

  •
  If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.
Certain Foreign Securities

          Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.
Fund Board Reporting and Recordkeeping

          BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Funds") describing:

  •
  any issues arising under these Policies and Procedures since the last report to the Funds' Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

  •
  any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds' Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

          In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

          BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

  •
  these Policies and Procedures, as amended from time to time;

  •
  records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

  •
  records of written client requests for proxy voting information and any written responses of BIM to such requests; and

  •
  any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.
Amendments to these Procedures

          The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.
Proxy Voting Guidelines

          Guidelines are available upon request.

 PART C

OTHER INFORMATION

ITEM 25.    Financial Statements and Exhibits

(1)
Financial Statements

          Part A: None

          Part B:

          Audited Financial Statements(2)

          Report of the Independent Registered Public Accounting Firm(2)

(2)
Exhibits

(a)	Articles of Amendment and Restatement(2)
(b)	Amended and Restated Bylaws(2)
(c)	Not applicable
(d)	Not applicable
(e)	Form of Dividend Reinvestment Plan(2)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and Brookfield Investment Management Inc.(2)
(h)(1)	Form of Underwriting Agreement(4)
(h)(2)	Form of Master Selected Dealers Agreement(4)
(h)(3)	Form of Master Agreement Among Underwriters(4)
(h)(4)	Form of Wells Fargo Securities, LLC Structuring Fee Agreement(4)
(i)	Not applicable
(j)	Form of Custody Agreement between Registrant and U.S. Bank National Association(2)
(k)(1)	Form of Transfer Agent Servicing Agreement(2)
(k)(2)	Form of Administration Agreement(2)
(k)(3)	Form of Sub-Administration Servicing Agreement(2)
(k)(4)	Form of Fund Accounting Servicing Agreement(2)
(l)	(i) Consent of Paul Hastings LLP(4)
(ii) Opinion and Consent of [ ] with respect to legality of shares(3)
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm(2)
(o)	Not applicable
(p)	Initial Subscription Agreement(2)

(q)	Not Applicable
(r)	Code of Ethics of the Registrant and Brookfield Investment Management Inc.(2)
(s)	Powers of Attorney(2)

(1)
Incorporated by reference from the Registrant's Registration Statement on Form N-2, File No. 333-185159 and 811-22773, as filed with the Securities and Exchange Commission on November 27, 2012.

(2)
Incorporated by reference from the Registrant's Registration Statement on Form N-2, File No. 333-185159 and 811-22773, as filed with the Securities and Exchange Commission on February 14, 2013.

(3)
To be filed by amendment.

(4)
Filed herewith.

ITEM 26.    Marketing Arrangements

          Reference is made to the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

          See Sections 1-6 and 8 of the Form of Wells Fargo Securities, LLC Master Selected Dealer Agreement, filed as Exhibit h.2 to this Registration Statement.

          See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6, 10.9 and 10.10 of the Form of Wells Fargo Securities, LLC Master Agreement Among Underwriters filed as Exhibit h.3 to this Registration Statement.

ITEM 27.    Other Expenses of Issuance and Distribution

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission registration fees	$
New York Stock Exchange listing fee	$
Printing expenses	$
Accounting fees	$
Legal fees	$
FINRA fees	$
Blue Sky fees	$
Miscellaneous	$
Total	$

*
To be filed by amendment

ITEM 28.    Persons Controlled by or Under Common Control with Registrant

          The Registrant, a diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, may be deemed to be under common control with Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios Total Return Fund, Inc. and Helios High Yield Fund, each a diversified, closed-end management investment company organized as a Maryland corporation, Brookfield Global Listed Infrastructure Income Fund Inc., a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, and Brookfield

Investment Funds, a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware.

ITEM 29.    Number of Holders of Securities as of February 22, 2013

Title of Class	Number of Record Holders
Common Shares	1

ITEM 30.    Indemnification

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          The Registrant's Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

          The Registrant's Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant's Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

          Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Registrant's Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.    Business and Other Connections of Investment Adviser

          Brookfield Investment Management Inc. ("BIM"), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser of the Registrant. BIM's offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. Information as to the officers and directors of BIM is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

ITEM 32.    Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are maintained at the following offices:

  1.
  Brookfield Investment Management Inc.
  Brookfield Place
  250 Vesey Street
  New York, New York 10281-1023

  2.
  U.S. Bancorp Fund Services, LLC
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

  3.
  U.S. Bank National Association
  1555 North River Center Drive, Suite 302
  Milwaukee, Wisconsin 53212

ITEM 33.    Management Services

          Not applicable.

ITEM 34.    Undertakings

          1.       Registrant hereby undertakes to suspend the offering of its shares until the prospectus is amended, if (a) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          2.       Not applicable.

          3.       Not applicable.

          4.       Not applicable.

          5.       Registrant undertakes:

  (a)
  that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

  (b)
  that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

          6.       Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, in the City of New York, State of New York, on the 22nd day of February, 2013.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
By:	/s/ KIM G. REDDING
	Name:	Kim G. Redding
	Title:	President

          Pursuant to the requirements of the Securities Act of 1933, this Pre-effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities set forth below on the 22nd day of February, 2013.

Signature	Capacity	Date

/s/ KIM G. REDDING Kim G. Redding	President and Director (Principal Executive Officer)	February 22, 2013
/s/ STEVEN PIRES Steven Pires	Treasurer (Principal Financial Officer)	February 22, 2013
* Rodman L. Drake	Director	February 22, 2013
* Louis P. Salvatore	Director	February 22, 2013
* Edward A. Kuczmarski	Director	February 22, 2013
* Heather Goldman	Director	February 22, 2013
* Stuart A. McFarland	Director	February 22, 2013
/s/ JON TYRAS Jon Tyras Attorney-in-Fact	Secretary	February 22, 2013

*
Pursuant to Powers of Attorney

 Exhibit Index

Exhibit	Caption
(h)(1)	Form of Underwriting Agreement
(h)(2)	Form of Master Selected Dealers Agreement
(h)(3)	Form of Master Agreement Among Underwriters
(h)(4)	Form of Structuring Fee Agreement
(l)(i)	Consent of Paul Hastings LLP

QuickLinks

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
USE OF PROCEEDS
THE FUND
INVESTMENT OBJECTIVE AND POLICIES
LEVERAGE
RISK FACTORS AND SPECIAL CONSIDERATIONS
MANAGEMENT OF THE FUND
DISTRIBUTIONS AND DIVIDENDS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF SHARES
CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE FUND'S CHARTER AND BYLAWS
CLOSED-END FUND STRUCTURE
REPURCHASE OF COMMON SHARES
NET ASSET VALUE
LIMITATION ON DIRECTORS' AND OFFICERS' LIABILITY
TAXATION
CUSTODIAN, SUB-ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNDERWRITING
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION
PRIVACY PRINCIPLES OF THE FUND
TABLE OF CONTENTS OF SAI
STATEMENT OF ADDITIONAL INFORMATION

THE FUND
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE FUND
COMPENSATION TABLE
DISTRIBUTIONS AND DIVIDENDS
PORTFOLIO TRANSACTIONS
PORTFOLIO TURNOVER
TAXATION
GENERAL INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC. Statement of Assets and Liabilities January 30, 2013
BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC. Statement of Operations For the Period November 26, 2012 (date of inception) to January 30, 2013
BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC. Statement of Changes in Net Assets For the Period November 26, 2012 (date of inception) to January 30, 2013
Brookfield Mortgage Opportunity Income Fund Inc. Notes to Financial Statements January 30, 2013
APPENDIX A DESCRIPTION OF CORPORATE DEBT RATINGS
APPENDIX B BROOKFIELD INVESTMENT MANAGEMENT INC. PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES JULY 2010
PART C OTHER INFORMATION
  ITEM 25. Financial Statements and Exhibits
  ITEM 26. Marketing Arrangements
  ITEM 27. Other Expenses of Issuance and Distribution
  ITEM 28. Persons Controlled by or Under Common Control with Registrant
  ITEM 29. Number of Holders of Securities as of February 22, 2013
  ITEM 30. Indemnification
  ITEM 31. Business and Other Connections of Investment Adviser
  ITEM 32. Location of Accounts and Records
  ITEM 33. Management Services
  ITEM 34. Undertakings
SIGNATURES
Exhibit Index